UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [	]

Check the appropriate box:

[ ]	Preliminary Proxy Statement	[ ]	Confidential, Use of the
[X]	Definitive Proxy Statement		Commission Only (as permitted by
[ ]	Definitive Additional Materials		Rule 14a-6(e)(2)
[ ]	Soliciting Material Pursuant to
(§)240.14a-11(c) or (§)240.14a-12

                    EAU TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

                                                            N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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EAU TECHNOLOGIES, INC.

1890 Cobb International Blvd.

Suite A

Kennesaw, Georgia 30152

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 6, 2007

To the Stockholders:

The Annual Meeting of Stockholders of EAU Technologies, Inc. (the “Company”) will be held at the Courtyard Marriott Buckhead, located at 3332 Peachtree Road NE, Atlanta, Georgia 30326, on Tuesday, December 6, 2007 at 7:30 a.m. for the following purposes, all as set forth in the attached Proxy Statement:

1.

To elect seven directors to serve for one-year terms expiring at the annual meeting in 2008 and until their successors are elected and qualified. The Board of Directors’ nominees are named in the attached Proxy Statement.

2.	To consider and act upon the proposed 2007 Stock Incentive Plan.

3.	To ratify the appointment of HJ & Associates, LLC as independent auditors for the fiscal year ending December 31, 2007.

4.	To transact such other business as may properly come before the meeting, or any adjournment thereof.

Only stockholders of record on the books of the Company at the close of business on October 23, 2007, are entitled to receive notice of and to vote at the meeting.

Stockholders are cordially invited to attend the meeting in person. However, whether or not you expect to attend, we urge you to read the accompanying Proxy Statement and then complete, sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope. It is important that your shares be represented at the meeting, and your promptness will assist us to prepare for the meeting and to avoid the cost of a follow-up mailing. If you receive more than one proxy card because you own shares registered in different names or at different addresses, each proxy card should be completed and returned.

Sincerely,

WADE R. BRADLEY
President and Chief Executive Officer

Kennesaw, Georgia

November 5, 2007

EAU TECHNOLOGIES, INC.

1890 Cobb International Blvd.

Suite A

Kennesaw, Georgia 30152

_________________

PROXY STATEMENT

for

Annual Meeting of Stockholders To Be Held December 6, 2007

_________________

GENERAL INFORMATION

This Proxy Statement is furnished to stockholders of EAU Technologies, Inc., a Delaware corporation (the “Company”), in connection with the solicitation by the Board of Directors of the Company (the “Board of Directors” or “Board”) of proxies for use at the Annual Meeting of Stockholders (the “Meeting”) scheduled to be held on Tuesday, December 6, 2007, at 7:30 a.m., Atlanta time, at the Courtyard Marriott Buckhead, located at 3332 Peachtree Road NE, Atlanta, Georgia 30326, and at any and all adjournments or postponements thereof. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about November 5, 2007.

At the Meeting, stockholders of the Company will vote upon: (1) the election of seven directors, (2) to consider and act upon the proposed 2007 Stock Incentive Plan, (3) the ratification of the appointment of HJ & Associates, LLC as independent auditors, and (4) such other business as may properly come before the Meeting and any and all adjournments thereof.

VOTING RIGHTS AND VOTES REQUIRED

The close of business on October 23, 2007, has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Meeting. As of the close of business on such date, the Company had outstanding and entitled to vote 15,107,113 shares of Common Stock, $.001 par value per share (“Common Stock”).

The presence of a majority of the issued and outstanding shares of Common Stock entitled to vote, represented in person or by properly executed proxy, is required for a quorum at the Annual Meeting. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as “represented” for the purpose of determining the presence or the absence of a quorum. Under the General Corporation Law of the State of Delaware, once a quorum is established, stockholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

Directors are elected by a plurality of the votes cast. Stockholders may not cumulate their votes. The seven candidates receiving the highest number of votes will be elected. In tabulating the votes, abstentions and broker non-votes will be disregarded and have no effect on the outcome of the vote for the election of directors.

The affirmative vote of the holders of the majority of the shares of Common Stock voting on each proposal is required to approve the adoption of the 2007 Stock Incentive Plan and the ratification of independent auditors. In determining whether the proposal has received the requisite number of affirmative votes, broker non-votes and abstentions will be disregarded and will have no effect on the outcome of the vote. It is expected that shares held by executive officers and directors of the Company, which in the aggregate represent approximately 46% of the outstanding shares of Common Stock, will be voted in favor of this proposal.

VOTING OF PROXIES

Shares represented by all properly executed proxies will be voted at the Meeting in accordance with the instructions specified thereon. If no instructions are specified, the shares represented by any properly executed proxy will be voted FOR the election of the nominees listed below under “Election of Directors” and FOR the adoption of the 2007 Stock Incentive Plan and FOR the ratification of the appointment of independent auditors.

The Board of Directors is not aware of any matter that will come before the Meeting other than as described above. However, if any such other matter is duly presented, in the absence of instructions to the contrary, such proxies will be voted in accordance with the judgment of the proxy holders with respect to such matter properly coming before the Meeting. There are no rights of appraisal or similar dissenter’s rights with respect to any matter to be acted upon pursuant to this Proxy Statement.

REVOCATION OF PROXIES

Any proxy given pursuant to this solicitation may be revoked by a stockholder at any time before it is exercised. Any proxy may be revoked by a written notice of revocation, by a valid proxy bearing a later date delivered to the Company or by attending the Meeting and voting in person.

SOLICITATION OF PROXIES

The expenses of this solicitation will be paid by the Company. To the extent necessary to ensure sufficient representation at the Meeting, proxies may be solicited by any appropriate means (including mail, telephone and electronic transmission) by officers, directors and regular employees of the Company, who will receive no additional compensation therefor. The Company will pay persons holding shares in their names or in the names of their nominees, but not owning such stock beneficially (such as brokerage houses, banks and other fiduciaries), for the expense of forwarding soliciting material to their principals. The Company, in its discretion, may pay third parties such as proxy solicitation firms to assist the Company in obtaining the requisite vote with respect to the proposals to be presented at the meeting. The cost of such third party solicitation is not anticipated to exceed $10,000.

PROPOSAL 1: ELECTION OF DIRECTORS

Proxies will be voted with respect to the election of the following seven nominees as directors to serve until the 2008 Annual Meeting of Stockholders or until their successors are elected and qualified. The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares cast in the election of directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable for service if elected, but if any are unavailable, proxies will be voted for such substitute as the Board may designate.

Name	Age	Director Since
Wade R. Bradley	47	2006
Karl Hellman	60	2007
Theodore C. Jacoby, Jr.	66	2007
J. Leo Montgomery	67	2007
Jay S. Potter	43	2005
Peter F. Ullrich	65	2007
William J. Warwick	73	2003

Wade R. Bradley has served as the Company’s chief executive officer and a board member since 2006. Before joining EAU Mr. Bradley served as President of the Retail and Wholesale Group from November 2005 to November 2006, and as Vice President of the Consumer Products Group from June 2000 to November 2005, of Oil-Dri Corporation of America (NYSE:ODC). He worked at various other positions with Oil-Dri from 1990 to 2000.  Mr. Bradley began his career at the public accounting firm of Arthur Young & Company in their Entrepreneurial Services Group. He then worked as the Executive Director of a Non-Profit organization that assisted disadvantaged youths in furthering their education. Mr. Bradley received his Bachelor of Science in Accountancy from University of Illinois. He then attended the Harvard Business School for a Master of Business Administration. Mr. Bradley’s employment agreement with the Company provides that he shall be nominated to serve as a director.

Karl Hellman was appointed as a director in October 2007. Mr. Hellman is the founder of Resultrek, a management consulting and marketing training firm, where he has served as Chief Executive Officer and President since 1999. Prior to that from 1997 to 1999, Mr. Hellman served as a Principal of Scott, Madden & Associates, a management consulting firm. Mr. Hellman has more than 30 years of consulting and corporate experience. He received his B.A. from Beloit College and his Masters Degree from Northwestern University.

Theodore C. Jacoby, Jr. was appointed as a director in September 2007. Mr. Jacoby is currently President and Chief executive Officer of T.C. Jacoby & Co., the leading independent distributor of bulk dairy products including raw milk, cream, condensed milk, powdered milk, butter and cheese in the U.S.  Mr. Jacoby has expanded T.C. Jacoby to numerous international markets. Mr. Jacoby is an active member of the international dairy community serving on the Board of Directors of the U.S. Dairy Export Committee Council since 1995.  He currently serves on the Trade Policy Committee.   T.C. Jacoby & Company is a member of many other prominent dairy trade organizations including the International Dairy Foods Association, California Milk Processors Association and Associate Member of National Milk Producers Federation. Mr. Jacoby received his Bachelor of Science degree in Agriculture from the Missouri College of Agriculture, Food, and Natural Resources.  After graduation, Mr. Jacoby proudly served in the United States Marine Corp for four years.

J. Leo Montgomery was appointed as a director and non-executive Chairman of the Board in October 2007. Mr. Montgomery was a senior partner at Ernst & Young retiring in 2003 after a 39 year career. Mr. Montgomery served in several leadership roles at Ernst & Young and was the coordinating partner for many major clients of the firm. He is currently an Advisory Director at SunTrust Robinson Humphrey (a division of SunTrust Capital Markets). He is also a member of the Board of Directors of Cypress Communications, Inc. Beginning in May 2006, Mr. Montgomery has served as a consultant to EAU Technologies. Mr. Montgomery is a Certified Public Accountant and holds a B.A. degree from Harding University.

Jay S. Potter has served as a director of the Company since September 2005. He also served as Interim Chairman of the Board from May 2006 until October 2007. From May 2006 until October 2006, he served as interim CEO of the Company. He has been the Chairman of the Board of Directors of Voice Vision since its inception in March 2007.  Mr. Potter has been active in the financial industry for 20 years and has successfully participated, directed or placed over one hundred million dollars of capital in start-up and early stage companies.  Mr. Potter takes an active role in the development of the funded companies and to that end has participated as advisor, director and officer. Currently, Mr. Potter is a director for Envision Solar, LLC, and Envirepel Energy, Inc., two companies that he helped fund, and that he continues to guide and advise in the renewable energy sector.   He has served as Chairman, President and CEO of Nexcore Capital, Inc. and its financial service affiliates since co-founding the company in 1989.  Mr. Potter serves as Founder and Chairman of Sterling Energy Resources, Inc., a public oil and gas company (Symbol: SGER) involved in the acquisition, exploration and development of oil and natural gas from its numerous leases. Mr. Potter also serves as Founder and Chairman of Voice Vision, Inc. a private digital communication company.  Mr. Potter holds Series 7, 24 and 63 licenses in good standing with the National Association of Securities Dealers, Inc.

Peter F. Ullrich has served as a director of the Company since April 2007.  Mr. Ullrich is currently EAU’s largest shareholder and single largest customer. Mr. Ullrich is the owner of Water Science, LLC (“WS”), Latin America’s exclusive licensee of EAU’s Empowered Water™ technologies. Mr. Ullrich is also the owner and Chairman of the Board of Esmeralda Farms, an innovative leader in the international floral industry. Mr. Ullrich has been involved in all aspects of the international floral industry for over 35 years. He is a pioneer in developing and adopting cutting edge technologies that not only assist in building better business in the floral industry but creating cleaner safer working environments for his over 5,000 employees. Esmeralda Farms are certified by various international “green” organizations, such as Florverde, Flower Label Program and Veriflora. Mr. Ullrich was the recipient of the 2006 SAF Gold Medal Achievement Award.  Mr. Ullrich was born and educated in Germany.

William J. Warwick has served as a director since 2003. He retired from AT&T after 39 years of service with responsibilities including President of AT&T Consumer Products and Senior Vice President AT&T. In 1993 he was elected Chairman and CEO, AT&T China. His business activities are numerous and worldwide, having served on many high profile boards of directors and industry associations. He is currently Chairman, Executive Advisory Board, Cameron School of Business and a member of the Board of Directors of the UNC-W Corporation at the University of North Carolina at Wilmington, North Carolina. Mr. Warwick obtained his BSBA from the University of North Carolina, Chapel Hill, and his MBA from Northwestern University, Chicago.

The Board of Directors recommends a vote FOR the nominees listed above. Proxies solicited by the board of directors will be so voted unless stockholders specify otherwise.

PROPOSAL 2: ADOPTION OF STOCK INCENTIVE PLAN

In October, 2007, subject to stockholder approval, the Board of Directors adopted the EAU Technologies, Inc. 2007 Stock Incentive Plan (the “2007 Stock Incentive Plan”), subject to stockholder approval. If approved by the stockholders, the 2007 Stock Incentive Plan will become effective on December 6, 2007.

Stockholder approval of the 2007 Stock Incentive Plan is necessary to allow the company to grant incentive stock options (“ISOs”) to employees under Section 422 of the Internal Revenue Code (the “Code”). On October 31, 2007, the average of the high and low prices of the company’s common stock, as reported on the OTC Bulletin Board was $0.56.

Key Terms of the 2007 Stock Incentive Plan

Plan Term	10 years
Eligible Grantees	All directors, executive officers and other employees of, and consultants and advisors to, the company, as selected by the Committee
Shares Authorized	2,250,000
Shares Authorized as a Percent of Outstanding Shares (as of October 31, 2007)	14.9%
Award Types	Stock Options (Incentive and Non-Qualified) (“Options”), Restricted Stock, other Stock-Based Awards, and Stock Appreciation Rights (“SARs”) (all types, collectively, “awards”)
Individual Share Limits	Awards relating to no more than 500,000 shares may be granted to any individual in any given fiscal year
Vesting Period	Determined by the Committee
Stock Option Exercise Period	Determined by the Committee, but not more than ten years from the date of grant
Stock Option Exercise Price

Not less than fair market value on date of grant, which will be determined by the Committee in good faith and pursuant to a reasonable application of a reasonable valuation method in accordance with the relevant provisions of Section 409A of the Code (if the company’s shares begin trading on a securities exchange, then fair market value will be defined as the closing sale price on the immediately preceding business day of a share of stock as reported on the principal securities exchange on which shares of stock are then listed or admitted to trading)

Purpose of the 2007 Stock Incentive Plan

The purpose of the 2007 Stock Incentive Plan is to promote the interests of the company and its stockholders by providing directors, executive officers and other employees of, and consultants and advisors to, the company with appropriate incentives and rewards to encourage them to acquire a proprietary interest in the long-term success of the Company, as well as to reward the performance of these individuals in fulfilling their personal responsibilities for long-range and annual achievements.

Administration of the 2007 Stock Incentive Plan

Unless otherwise determined by the Board, the Compensation Committee (the “Committee”) will administer the 2007 Stock Incentive Plan. The Committee is composed solely of “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code.

The Committee will have the power, in its discretion, to grant awards under the 2007 Stock Incentive Plan, to select the individuals to whom awards are granted, to determine the terms of the grants, to interpret the provisions of the 2007 Stock Incentive Plan and to otherwise administer the 2007 Stock Incentive Plan. Except as prohibited by applicable law or stock exchange rules, the Committee may delegate all or any of its responsibilities and powers under the 2007 Stock Incentive Plan to one or more of its members, including, without limitation, the power to designate eligible grantees and determine the amount, timing and term of awards under the 2007 Stock Incentive Plan. In no event, however, shall the Committee have the power to accelerate the payment or vesting of any award, other than in the event of death, disability, retirement or a change in control of the company.

The 2007 Stock Incentive Plan provides that members of the Committee shall be indemnified and held harmless by the company from any loss or expense resulting from claims and litigation arising from actions related to the 2007 Stock Incentive Plan.

Shares Subject to the 2007 Stock Incentive Plan

Subject to the adjustments described below, the maximum number of shares of company common stock that may be delivered pursuant to the 2007 Stock Incentive Plan during its term shall be 2,250,000. Up to 2,250,000 shares of common stock may be issued in the aggregate pursuant to Options and SARs. No more than 500,000 shares of common stock may be covered by all awards granted to any individual in a single calendar year.

If any shares of common stock subject to an award are forfeited or cancelled, or if an award terminates or expires without a distribution of shares to the grantee, the shares of common stock with respect to such award shall, to the extent of any such forfeiture or cancellation, again be available for awards under the Plan; provided, however, that with respect to SARs that are settled in common stock, the aggregate number of shares of common stock subject to the SAR grant shall be counted against the shares available for issuance under the Plan as one share for every share subject thereto, regardless of the number of shares used to settle the SAR upon exercise.

If the company undergoes a recapitalization, reclassification, stock split, stock dividend, combination, subdivision or another similar transaction affecting the common stock, or if the company makes an extraordinary dividend or distribution (including, without limitation, to implement a spinoff), then, subject to any required action by stockholders, the number and kind of shares available under the 2007 Stock Incentive Plan, and the various award grant limitations contained in the 2007 Stock Incentive Plan, will be automatically adjusted accordingly. In addition, subject to any required stockholder action, the number and kind of shares covered by outstanding awards and the price per share of outstanding awards, shall be automatically proportionately adjusted to reflect such an event.

If the company merges or consolidates with another corporation, or is liquidated or disposes of all or substantially all of its assets, then the Committee may deal with outstanding Options under the 2007 Stock Incentive Plan in any of the following ways: First, it may provide for each holder of an Option or other award to receive, upon exercise of such Option or award, the same securities or other property that the company’s stockholders receive in the transaction. Second, it may provide for each holder of an Option or other award to receive, upon exercise of such Option or award, stock of the surviving corporation in the transaction, having a value equal to the consideration received by the company’s stockholders in the transaction. Third, it may cause Options or other awards to vest (if they have not otherwise vested under the change-in-control provisions of the 2007 Stock Incentive Plan). Fourth, it may cancel Options or SARs, provided that in the case of in-the-money Options or SARs, the cancellation shall be contingent upon a payment to the participants having a value equal to the difference between the value of the underlying shares (based on the transaction consideration) and the exercise or base price.

Eligibility and Participation

Eligibility to participate in the 2007 Stock Incentive Plan is limited to directors, executive officers and other employees of, and consultants and advisors to, the company. As of October 31, 2007, there are six non-employee directors, five executive officers and seventeen other employees eligible to participate.

Options and Other Awards

The Committee may grant Options, SARs, Restricted Stock and other awards to eligible employees. The Committee will have complete discretion, subject to the terms of the 2007 Stock Incentive Plan, to determine the persons to whom Options, SARs, Restricted Stock and other awards will be awarded, the time or times of grant, and the other terms and conditions of the grant. The awards may be granted with value and payment contingent upon performance goals, as determined in the discretion of the Committee.

Special Limitations on ISOs

If the total fair market value of shares of common stock subject to ISOs which are exercisable for the first time by an employee of the company in a given calendar year exceeds $100,000, valued as of the grant date of the ISO, the Options for shares of common stock in excess of $100,000 for that year will be treated as non-qualified stock options (“NQOs”).

Stock Appreciation Rights (SARs)

An SAR is the right to receive stock, cash, or other property equal in value to the difference between the grant price of the SAR and the market price of the company’s stock on the exercise date. SARs may be granted independently or in tandem with an Option at the time of grant of the related Option. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. An SAR shall confer on the grantee a right to receive an amount with respect to each share of common stock subject thereto, upon exercise thereof, equal to the excess of (A) the fair market value of one share of common stock on the date of exercise over (B) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Committee may determine but in no event shall be less than the fair market value of a share of common stock on the date of grant of such SAR).

Exercise of Options and SARs

Options and SARs shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. For Options, notice of exercise must be accompanied by a payment equal to the applicable Option exercise price plus all withholding taxes due, such amount to be paid in cash or by tendering, either by actual delivery of shares or by attestation, shares of common stock that are acceptable to the Committee, such shares to be valued at fair market value as of the day the shares are tendered, or paid in any combination of cash and shares, as determined by the Committee. To the extent permitted by applicable law, a participant may elect to pay the exercise price through the contemporaneous sale by a third party broker of shares of common stock acquired upon exercise yielding net sales proceeds equal to the exercise price and any withholding tax due and the remission of those sale proceeds to the company.

Transferability of Awards

Except as otherwise provided by the Committee, options, SARs, unvested restricted stock, and any other unvested awards may not be transferred except by will or applicable laws of descent and distribution. Notwithstanding the foregoing, in no event may any such award be transferred to a third party for consideration at any time.

Termination of Options and Other Awards

Options and SARs shall be exercisable during such periods as may be established by the Committee. Except as discussed below and at “Change in Control”, Options and SARs will expire on the earlier to occur of (A) the expiration date of the Option or (B) in the case of an Option or SAR granted to an employee of the company or any subsidiary, 90 days after the severance of an Option or SAR holder’s employment with the company or any of its subsidiaries, or (C) in the case of an Option or SAR granted to a director of the Company or any subsidiary who was not also an employee of the company or any subsidiary at the time of grant, 90 days after cessation of service as a director of the company or any subsidiary; provided, however, that, if the Grantee leaves the board of directors of the Company or any Subsidiary in “good standing,” such Grantee’s Option shall remain in effect, vest, become exercisable and expire as if the Grantee had remained a director of the Company or any Subsidiary; whether or not the Grantee left the board of directors of the Company or any Subsidiary in “good standing” shall be determined by the Board in its sole discretion; provided, however, that any director who serves out his/her term but does not stand for re-election at the end thereof shall be deemed to have left the board of directors of the Company or any Subsidiary in “good standing.”

If, before the expiration of an Option or SAR, a holder’s employment or service as a director terminates as a result of retirement in good standing or disability under the established rules of the company then in effect, the Option or SAR will remain in effect, vest and be exercisable in accordance with its terms. Upon the death of an employee while employed by the company or its subsidiaries or the death of a director while serving as a director of the company or its subsidiaries, Options, to the extent then exercisable, shall remain exercisable by the executors or administrators of his or her estate for up to three years following the date of death, but in no event later than the original termination date of the Option or SAR. However, no Option or SAR may be exercised more than 10 years from the date of grant. To the extent not exercised by the applicable deadline, the Option or SAR will terminate. With respect to all other awards, any unvested awards shall immediately vest, and all restrictions pertaining to such other awards shall lapse and have no further effect, upon the holder’s death or retirement in good standing or disability under the established rules of the company then in effect.

Restricted Stock

Restricted Stock is common stock that the company grants subject to transfer restrictions and vesting criteria. The grant of Restricted Stock under the 2007 Stock Incentive Plan will be subject to such terms, conditions and restrictions as the Committee determines consistent with the terms of the 2007 Stock Incentive Plan.

At the time of grant, the Committee may place restrictions on Restricted Stock that shall lapse, in whole or in part, only upon the attainment of performance goals, as determined in the discretion of the Committee. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a grantee granted Restricted Stock shall have all of the rights of a stockholder including the right to vote Restricted Stock and the right to receive dividends.

Other Stock-Based Awards

The 2007 Stock Incentive Plan also allows the Committee to grant “other Stock-Based Awards,” which means a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, common stock. At the time of the grant of other Stock-Based Awards, the Committee may place restrictions on the payout or vesting of other Stock-Based Awards that shall lapse, in whole or in part, only upon the attainment of performance goals, as determined in the discretion of the Committee. The Committee shall determine the terms and conditions of other Stock-Based Awards at the date of grant. Other Stock-Based Awards may not be granted with the right to receive dividend equivalent payments.

Awards to Employees Subject to Taxation Outside of the United States

Without amending the 2007 Stock Incentive Plan, awards may be granted to grantees who are foreign nationals or who are employed outside the United States or both, on such terms and conditions different from those specified in the 2007 Stock Incentive Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the 2007 Stock Incentive Plan. Such different terms and conditions may be reflected in addenda to the 2007 Stock Incentive Plan or in the applicable Award Agreement. However, no such different terms or conditions shall be employed if such terms or conditions constitute, or in effect result in, an increase in the aggregate number of shares that may be issued under the 2007 Stock Incentive Plan or a change in the group of eligible grantees.

Forfeiture

Notwithstanding any other provision of the 2007 Stock Incentive Plan and except as discussed under “Change in Control” below, if the Committee finds by a majority vote that: (i) the participant, before or after termination of his or her employment relationship with the company or any of its defined subsidiaries (“Employer”) for any reason, (a) committed fraud, embezzlement, theft, a felony, or proven dishonesty in the course of his employment and that such act damaged the Employer, or (b) disclosed trade secrets of the Employer, or (ii) the participant, before or after termination of his or her employment relationship with the Employer for any reason, participated, engaged or had a financial or other interest (whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise) in any commercial endeavor in the United States which is competitive with the business of the Employer in violation of the EAU Technologies, Inc. Code of Ethics as in effect on the date of such participation or other engagement or in such a manner that would have violated the Code of Ethics had the participant been employed by the Employer at the time of the activity in question, then any outstanding Options and SARs which have not been exercised and any awards other than Options and SARs that have not vested will be forfeited. The decision of the Committee as to the nature of a participant’s conduct, the damage done to the Employer and the extent of the participant’s competitive activity will be final. No decision of the Committee, however, will affect the finality of the discharge of the participant by the Employer in any manner. The Committee may, in its discretion, include a form of non-compete, non-solicitation and/or non-disparagement agreement in any Award Agreement, and such non-compete, non-solicitation or non-disparagement agreement may be personalized, in the Committee’s discretion, to fit the circumstances of any specific grantee.

Change in Control

In the event of a specified change in control of the company (a “Change in Control”), including but not limited to, certain acquisitions of 50% or more of the Company’s outstanding common stock and certain mergers, all outstanding Options and SARs shall vest and become exercisable and all other outstanding awards, including shares of Restricted Stock, shall vest and all restrictions pertaining to such other awards shall lapse and have no further effect. In the event that the employment of a participant who is an employee of the company or any of its defined subsidiaries is terminated by the company other than for cause, as defined below, during the 24-month period following a Change in Control, as defined below, all of such participant’s outstanding Options and SARs may thereafter be exercised by the participant, to the extent that such Options and SARs were exercisable as of the date of such termination of employment, for (a) a period of 24 months from such date of termination or (b) until expiration of the stated term of such Option or SAR, whichever period is shorter. The forfeiture provisions relating to competition as described in the immediately preceding paragraph shall not apply to any participant who incurs a termination of employment pursuant to the Change in Control provisions in the 2007 Stock Incentive Plan. For purposes of these provisions, the term “cause” shall mean “cause” as defined in the participant’s Award Agreement or written employment, consulting or other agreement with the company or a subsidiary, or if not defined in any such agreement, “cause” shall mean conviction of the participant for a felony, dishonesty while performing his employment duties, or a participant’s willful or deliberate failure to perform his or her duties in any material respect.

Amendment and Termination

The Board may, at any time, amend or terminate the 2007 Stock Incentive Plan, except that the following actions may not be taken without stockholder approval: (i) any increase in the number of shares that may be issued under the 2007 Stock Incentive Plan (except by certain adjustments provided for under the 2007 Stock Incentive

Plan); (ii) any change in the class of persons eligible to receive ISOs under the 2007 Stock Incentive Plan; (iii) any change in the requirements of the 2007 Stock Incentive Plan regarding the exercise price of Options or SARs; (iv) any repricing or cancellation and regrant of any Option, SAR, Restricted Stock or, if applicable, other award at a lower exercise, base or purchase price, whether in the form of an amendment, cancellation or replacement grant, or a cash-out of underwater options or any action that provides for awards that contain a so-called “reload” feature under which additional Options or other awards are granted automatically to the grantee upon exercise of the original Option or award; or (v) any other amendment to the 2007 Stock Incentive Plan that would require approval of the company’s stockholders under applicable law, regulation, rule or stock exchange listing requirement.

Tax Withholding

Issuance of shares under the 2007 Stock Incentive Plan is subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the 2007 Stock Incentive Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the participant, through the surrender of shares of common stock which the participant already owns, or through the surrender of shares of common stock to which the participant is otherwise entitled under the 2007 Stock Incentive Plan, but only to the extent of the minimum amount required to be withheld under applicable law.

Federal Income Tax Consequences

The following discussion addresses certain anticipated United States federal income tax and certain employment tax consequences to the company and to recipients of awards made under the 2007 Stock Incentive Plan who are citizens or residents of the United States for federal income tax purposes. It is based on the Internal Revenue Code and interpretations thereof as in effect on the date of this proxy statement. This summary is not intended to be exhaustive and, among other things, does not describe state, local, or foreign tax consequences. Moreover, it is not intended as tax advice to any individual.

IRS Circular 230 Notice

To ensure compliance with requirements imposed by the Internal Revenue Service, you are hereby notified that any discussion of tax matters set forth in this prospectus was written in connection with the promotion or marketing (within the meaning of IRS Circular 230) of awards made under the 2007 Stock Incentive Plan, and was not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding any tax-related penalties under federal law. Each recipient of an award under the 2007 Stock Incentive Plan should seek advice based on his or her particular circumstances from an independent tax advisor.

Summary of Current Federal Income Tax Rates for Individuals

Ordinary income of individuals, such as compensation income, is currently taxed at a top marginal rate of 35%. In addition, the maximum long-term capital gains rate for individuals is currently 15%. The maximum federal income tax rate for qualifying dividends received by individuals is currently 15%.

Options

Grant of Options. There will be no federal income tax consequences to the grantee of an Option or the company upon the grant of either an ISO or an NQO under the 2007 Stock Incentive Plan.

Exercise of NQOs. Upon the exercise of an NQO, the grantee generally will recognize ordinary compensation income, subject to withholding and employment taxes, in an amount equal to: (a) the fair market value, on the date of exercise, of the acquired shares of common stock, less (b) the exercise price paid for those shares. In general, as long as the company satisfies the applicable reporting requirements, the company will be entitled to a tax deduction equal to the compensation income recognized by the grantee. Gains or losses recognized by the grantee upon a subsequent disposition of the shares will be treated as long-term capital gain or loss if the shares are held for more than a year from the date of exercise. Such gains or losses will be short-term gains or losses if the shares are held for one year or less. For purposes of computing gain or loss, the grantee’s basis in the shares received will be the exercise price paid for the shares plus the amount of income, if any, recognized upon exercise of the Option.

Exercise of ISOs. Upon the exercise of an ISO, the grantee will recognize no immediate taxable income for regular income tax purposes, provided the grantee was continuously employed by the company or a subsidiary from the date of grant through the date which is three months prior to the date of exercise (or through the date which is one year prior to the exercise date in the case of termination of employment as a result of total disability).

The exercise of an ISO will, however, result in an adjustment for alternative minimum tax purposes in an amount equal to the excess of the fair market value of the shares at exercise over the exercise price. That adjustment may result in alternative minimum tax liability to the grantee upon the exercise of the ISO. Subject to certain limitations, alternative minimum tax paid in one year may be carried forward and credited against regular federal income tax liability for subsequent years. If the grantee retains the shares acquired upon the exercise of the ISO for more than two years from the date of grant and one year from the date of exercise, any gain on a later sale of the shares will be treated as long-term capital gain, and the company will not be entitled to any tax deduction with respect to the ISO.

If the grantee disposes of the shares of common stock received upon the exercise of an ISO before the expiration of the two-year and one-year holding periods discussed above, a “Disqualifying Disposition” occurs. In that event, the grantee will have ordinary compensation income, and the company will be entitled to a corresponding deduction at the time of such disposition. The amount of ordinary income and deduction generally will be equal to the lesser of: (a) the fair market value of the shares of common stock on the date of exercise minus the exercise price; or (b) the amount realized upon disposition of the common stock minus the exercise price. If the amount realized on disposition exceeds the value of the shares on the date of exercise, that additional amount will be taxable as capital gain. To be entitled to a deduction as a result of a Disqualifying Disposition, the company must satisfy applicable reporting requirements.

Restricted Stock

A recipient of Restricted Stock generally does not recognize income and the company generally is not entitled to a deduction at the time of grant. Instead, the recipient recognizes compensation income and the company is entitled to a deduction on the date on which vesting occurs (“Vesting Date”). The amount of income recognized and the amount of the company’s deduction will equal the fair market value of the vested stock on the Vesting Date. However, the recipient may elect to include in income the fair market value of Restricted Stock at the time of grant. If such election is made, the company’s deduction will equal the fair market value of the Restricted Stock at the time of grant.

Any dividends on Restricted Stock paid to the recipient prior to the Vesting Date will be includible in the recipient’s income as compensation and deductible as such by the company.

Section 162(m) Limitation

In general, Section 162(m) of the Internal Revenue Code limits to $1 million the federal income tax deductions that may be claimed in any tax year of the company with respect to certain compensation payable to any employee who is the chief executive officer or one of the other three highest paid executive officers of the company on the last day of that tax year. This limit does not apply to “performance-based compensation” paid under a plan that meets the requirements of Section 162(m) of the Internal Revenue Code and the regulations promulgated thereunder. The company believes that the Options to be granted under the 2007 Stock Incentive Plan will qualify for the performance-based compensation exception to the Section 162(m) limitations under current law because Options will be issued only if stockholder approval is obtained, and any taxable compensation will be based solely on an increase in value of the stock after the date of the Option since Option exercise prices will be no less than fair market value on the date of grant. Compensation from Restricted Stock, Other Cash-Based Awards and other Stock-Based Awards generally will be performance-based only if the vesting conditions as established by the Plan Committee are based upon performance goals.

Golden Parachute Tax and Section 280G of the Internal Revenue Code

The 2007 Stock Incentive Plan provides for immediate vesting of all then outstanding unvested awards upon a Change in Control. That immediate vesting may cause certain amounts to be characterized as “parachute payments” under Section 280G of the Internal Revenue Code for certain employees of the company. Section 280G of the Internal Revenue Code generally applies to employees or other individuals who perform services for the company if, within the 12-month period preceding the Change in Control, the individual is an officer of the company, a shareholder owning more than 1% of the stock of the company, or a member of the group consisting of the lesser of the highest paid 1% of the employees of the company or the highest paid 250 employees of the company. An employee generally is deemed to have received a parachute payment in the amount of compensation that is contingent upon an ownership change if such compensation exceeds, in the aggregate, three times the employee’s Base Amount. The “Base Amount” is generally the employee’s average annual compensation for the five preceding years. An employee’s “excess parachute payment” is the excess of the employee’s total parachute payments over the Base Amount. An employee will be subject to a 20% excise tax under Section 4999 of the Internal Revenue Code, and the company will be denied a deduction for, any “excess parachute payment.”

Deferred Compensation

Awards made under the 2007 Stock Incentive Plan, including awards granted under the 2007 Stock Incentive Plan that are considered to be deferred compensation for purposes of section 409A of the Internal Revenue Code, must satisfy the requirements of Internal Revenue Code Section 409A to avoid adverse tax consequences to recipients, which could include the inclusion of amounts not payable currently in income and interest and an additional tax on any amount included in income. The company intends to structure any awards under the 2007 Stock Incentive Plan such that the requirements under Internal Revenue Code Section 409A are either satisfied or are not applicable to such awards.

The discussion set forth above is intended only as a summary and does not purport to be a complete enumeration or analysis of all potential tax effects relevant to recipients of awards under the 2007 Stock Incentive Plan. We have not undertaken to discuss the tax treatment of Options under the 2007 Stock Incentive Plan in connection with a merger, consolidation or similar transaction. Such treatment will depend on the terms of the transaction and the method of dealing with the Options in connection therewith.

New Plan Benefits

As of the date of this proxy statement, no awards had been granted under the 2007 Stock Incentive Plan and none will be granted unless and until the 2007 Stock Incentive Plan is approved by the company’s stockholders. Because of the discretionary nature of any future awards under the 2007 Stock Incentive Plan, the amount of such awards is not determinable at this time with respect to the company’s directors, executive officers, including the named executive officers, and the company’s other employees. For the same reasons the amounts are not determinable with respect to amounts that would have been received by the company’s directors, executive officers, including the named executive officers, and the company’s other employees for the last completed fiscal year if the 2007 Stock Incentive Plan had been in effect.

Required Vote

The affirmative vote of a majority of votes cast is required to approve this proposal.

Equity Compensation Plan Information

The following table sets forth certain information about the Company’s equity compensation plans as of December 31, 2006.

EQUITY COMPENSATION PLAN INFORMATION

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	282,500	$3.50	717,500
Equity compensation plans not approved by security holders(1)	2,026,666	$1.60	N/A
Total (2)	2,309,166	$1.83	N/A

(1) Equity compensation plans not approved by security holders consist of individually negotiated grants of options or warrants to consultants, directors, suppliers, vendors and others who provide goods or services to the Company, and grants of warrants to investors in connection with limited offerings of the Company’s common stock.

(2) Does not include 2,250,000 shares subject to the proposed 2007 Stock Incentive Plan which is to be submitted for stockholder approval at the Annual Meeting.

The Board of Directors recommends a vote “FOR” the adoption of the 2007 Stock Incentive Plan. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise.

PROPOSAL NO. 3: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has retained HJ & Associates, LLC, of Salt Lake City, Utah, as the Company’s independent auditors for the Company and its subsidiaries for the fiscal year ended December 31, 2007. The Board of Directors has proposed that the appointment of HJ & Associates, LLC as the Company’s independent auditors for the year ended December 31, 2007 be ratified and approved by the stockholders of the Company.

Although the company is not required to seek ratification, the Audit Committee and the Board believe it is sound corporate governance to do so. If stockholders do not ratify the appointment of HJ & Associates, LLC, the current appointment will stand, but the Audit Committee will consider the stockholders’ action in determining whether to appoint HJ & Associates, LLC, as the company’s independent accountants for fiscal 2009.

A representative of HJ & Associates, LLC is expected to be present at the Annual Meeting and will have the opportunity to make statements and to respond to appropriate questions raised at the Annual Meeting.

The Board of Directors recommends that the stockholders vote “FOR” the ratification of the appointment of HJ & Associates, LLC as the Company’s independent auditors for the year ended December 31, 2007. Proxies solicited by the board of directors will be so voted unless stockholders specify otherwise.

CORPORATE GOVERNANCE

Information Regarding the Board of Directors and Its Committees

The Board of Directors maintains standing Audit and Compensation Committees.

Audit Committee. The Audit Committee, which consists of Theodore C. Jacoby, Jr., J. Leo Montgomery, Jay S. Potter and William J. Warwick, serves as an independent and objective party to, among other things, review the Company’s financial statements and annual report, review and appraise the audit efforts of the Company’s auditors and pre-approve permissible services to be performed for the Company by its auditors, and is responsible for the appointment, compensation and oversight of the work of the independent public accountants which audit the Company’s financial statements. The primary function of the Audit Committee involves oversight functions to support the quality and integrity of the Company’s accounting and financial reporting processes generally. It should be noted, however, that the members of the Committee are not necessarily experts in the fields of auditing and accounting and do not provide special assurances on such matters. The Audit Committee met four times during 2006. The Board of Directors has determined that J. Leo Montgomery is an “audit committee financial expert” as that term is defined by applicable rules of the Securities and Exchange Commission. The report of the Audit Committee appears below in this Proxy Statement. A copy of the Audit Committee’s charter is included on the Company’s website at www.eau-x.com.

Compensation Committee. The Compensation Committee, consisting of Karl Hellman, Theodore C. Jacoby, Jr., J. Leo Montgomery and William J. Warwick, sets the compensation of executive officers and administers the Company’s incentive plans, including the Company’s stock option plans. The Compensation Committee did not meet during 2006. The Compensation Committee has adopted a written charter, a copy of which is available on the Company’s website at www.eau-x.com. As set forth in the Compensation Committee charter, the Committee:

•

Has the authority to engage independent compensation consultants and legal advisors when determined by the Committee to be necessary or appropriate. In 2007, the Committee engaged a compensation consultant, Phillip Blount & Associates, Inc., to assist it with, among other things, research on appropriate director, executive and employee compensation levels.

•	Has the authority to delegate its responsibilities as it may deem appropriate, to the extent allowed under applicable law. The Committee generally does not delegate its responsibilities to others.

•

Requests that the Chief Executive Officer provide to the Committee his recommendations relative to compensation of other executive officers of the Company. The Committee meets in executive session to determine the compensation of the Chief Executive Officer of the Company.

Meetings and Attendance. The Board of Directors held 10 meetings during 2006. Each incumbent director attended at least 75 percent of the aggregate of the meetings of the Board of Directors and of the committees of which he was a member. The Company strongly encourages each Board member to attend the Company’s annual meeting of stockholders.

Director Independence

The Board of Directors has determined in accordance with the listing standards of The Nasdaq Stock Market that each of the following directors is an independent director: Mr. Hellman, Mr. Jacoby and Mr. Warwick. To be an independent director under those listing standards, a director must have no relationship which, in the opinion of the Company’s Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and must have no relationships which are specified in the independence standards to preclude an independence determination. Mr. Bradley is not independent because he is an executive officer. Mr. Ullrich is not independent due to the level of beneficial ownership of common stock of the Company. Mr. Potter is independent under SEC Rule 10A-3, but does not satisfy the definition of independence under the NASDAQ Marketplace Rules due to the fees received from the Company in 2005 by Nexcore Capital, his affiliate. In making the foregoing determination, the Board considered all relationships between members of the Board of Directors and the Company, including the relationships described at “Certain Relationships and Related Transactions.”

The Board of Directors unanimously concluded that the above-rule listed relationships would not affect the independent judgment of the three independent directors, Mr. Hellman, Mr. Jacoby and Mr. Warwick, based on their experience, character and independent means, and therefore do not preclude an independence determination.

The Board approved the participation of J. Leo Montgomery and Jay S. Potter as non-independent members of the Audit Committee in accordance with the NASDAQ listing standards exception. Mr. Potter is a principal of Nexcore Capital, which received placement fees from the Company in 2005 for assisting it with a private placement. Due to this relationship, Mr. Potter is not deemed an independent director under NASDAQ’s listing standards relating to Audit Committees. The listing standards include restrictions on receiving compensation from the Company for the past three years. The Board believes that Mr. Potter will qualify as an independent director under the NASDAQ Rules beginning in 2008 after more than three years have elapsed since the receipt of the last of the placement fees. The Board found Mr. Potter’s membership was necessary due to his extensive financial expertise and his comprehensive knowledge of the history of the Company.

The Board has determined that J. Leo Montgomery does not meet the above independence standards due to his consulting arrangement with the Company. The Board nonetheless appointed Mr. Montgomery to the Audit Committee due to his extensive financial and accounting expertise. The Board of Directors has determined that Mr. Montgomery is an “audit committee financial expert” as that term is defined by applicable rules of the Securities and Exchange Commission. The Audit Committee previously did not have such an expert.

Communications to the Board

The Board of Directors requests that any stockholders who desire to send communications to the Board mail those communications to:

Vice President of Investor Relations

EAU Technologies, Inc.

1890 Cobb International Boulevard

Suite A

Kennesaw, Georgia 30152

All mail addressed in this manner will be delivered to the chair or chairs of the committees with responsibilities touching most directly on the matters addressed in the communication.

Code of Ethics

The Company adopted a Code of Ethics on April 6, 2004 that applies to its principal executive officer, principal financial officer, principal officer and controller or persons performing similar functions. This Code is available on the Company’s web site at www.eau-x.com. The Company will disclose on its web site any amendments to or waivers from provisions of the Code as required by the rules of the Securities and Exchange Commission. The Board of Directors has also established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Complaints regarding these matters will be reviewed under Audit Committee direction and oversight.

Report of the Audit Committee

The following Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission (the “Commission”) or subject to Regulations 14A or 14C of the Commission or to the liabilities of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.

The Board of Directors maintains an Audit Committee comprised of four of the Company’s non-employee directors. The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the rule of the NASDAQ Stock Market (“NASDAQ”) that governs audit committee composition as currently in effect, including the requirement that audit committee members all be “independent directors” as that term is defined by NASDAQ Marketplace Rule 4200(a)(15) and Rule 10A-3(b)(1) of the Exchange Act, except that the Board has determined that it is the best of interests of the Company to have J. Leo Montgomery and Jay S. Potter serve on the Audit Committee despite certain relationships that do not qualify under that Rule. The Board has adopted a written Charter of the Audit Committee.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of the financial statements with United States generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report on Form 10-KSB for the year ended December 31, 2006 with management and the independent auditors, including without limitation, a discussion with the independent auditors of the matters required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors the written disclosures required by the Independence Standards Board Standard No. 1 and discussed with the independent auditors their independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K SB for the fiscal year ended December 31, 2006 for filing with Securities and Exchange Commission.

AUDIT COMMITTEE

Theodore C. Jacoby, Jr.

J. Leo Montgomery

Jay S. Potter

William J. Warwick

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, the Company’s executive officers and directors and any persons holding more than ten percent of the Company’s common stock are required to file with the Securities and Exchange Commission reports of their initial ownership of the Company’s common stock and any changes in ownership of such common stock. Specific due dates have been established and the Company is required to disclose in its Annual Report on Form 10-KSB and Proxy Statement any failure to file such reports by these dates. Copies of such reports are required to be furnished to the Company. Based solely on its review of the copies of such reports furnished to the Company, or written representations that no reports were required, the Company believes that, during 2006, all of its executive officers, directors and persons owning more than 10% of its common stock complied with the Section 16(a) requirements, except (1) each of the following officers and directors failed to file a Form 3 –Larry Earle, Brian Heinhold, Doug Kindred, Jay Potter, and Joseph Stapley; (2) each of the following officers and directors failed to file a Form 4 during 2005 to report a grant of stock options – Joseph Stapley, Doug Kindred, and Larry Earle; (3) William Warwick failed to file a Form 4 to report a restricted stock grant in 2006; (4) each of the following former officers and directors failed to file any Forms 4 or Forms 5: Gaylord Karren and John Hopkins. All officers and directors listed in item 1, 2 and 3 above filed the correct forms as of April 2, 2007.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

The following table presents information about the beneficial ownership of our common stock as of October 31, 2007 by:

•	each person or entity who is known by us to own beneficially more than 5% of the outstanding shares of our common stock;
•	each of our directors;
•	each of our named executive officers; and
•	all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities, subject to community property laws, where applicable. The percentage of beneficial ownership is based on 15,107,113 shares of common stock outstanding as of October 31, 2007.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding
Peter F. Ullrich (1) 1800 NW 89th Place Miami, FL 33172	14,462,492	63.0%
Water Science, LLC. (1) 1800 NW 89th Place Miami, FL 33172	11,000,000	47.9%
Wade R. Bradley (2) 1890 Cobb International Blvd., Ste 100 Kennesaw, GA 30152	200,000	1.3%
Joseph A. Stapley (3) 1890 Cobb International Blvd., Ste 100 Kennesaw, GA 30152	125,000	*
Doug Kindred (4) 1890 Cobb International Blvd., Ste 100 Kennesaw, GA 30152 Larry Earle (5) 1890 Cobb International Blvd., Ste 100 Kennesaw, GA 30152	325,000 100,000	2.1% *

William J. Warwick 1063 Ocean Ridge Drive Wilmington, North Carolina 28405	150,000	1.0%
Jay S. Potter (6) 10509 Vista Sorrento Pkwy. #300 San Diego, CA 92121	489,905	3.2%
Theodore C. Jacoby, Jr. 1716 Hidden Creek Ct. St. Louis, MO 63131	50,000	*
Karl Hellman 555 Northpoint Center East, 4th Floor Alpharetta, GA 30022	0	*
J. Leo Montgomery (7) 1890 Cobb International Blvd., Ste 100 Kennesaw, GA 30152	500,000	3.2%
All current directors and executive officers as a group (11 persons) *Less than 1%	16,402,397	66.9%

(1)

Mr. Ullrich is the managing member of Water Science, LLC. Mr. Ullrich beneficially owns 3,462,692 shares and indirectly through Water Science beneficially owns 3,138,463 shares, warrants to purchase 6,861,537 shares at an exercise price of $1.30 per share and a convertible note currently convertible into 1,000,000 shares. The warrants and convertible note are held by Water Science, LLC.

(2)

Mr. Bradley holds options to purchase a total of 500,000 shares at an exercise price of $1.30 per share; only 200,000 shares are currently exercisable or exercisable within 60 days of this proxy statement.

(3)	Mr. Stapley beneficially owns 100,000 shares and holds options to purchase a total of 25,000 shares.
(4)	Mr. Kindred holds options to purchase a total of 325,000 shares.
(5)	Mr. Earle holds options to purchase a total of 100,000 shares.
(6)	Mr. Potter beneficially owns 91,739 shares and holds warrants to purchase a total of 398,166 shares. 15,000 shares and 209,292 warrants are owned by companies controlled by Mr. Potter.
(7)	Mr. Montgomery holds warrants to purchase a total of 500,000 shares.

EXECUTIVE COMPENSATION

Compensation Tables

The following table sets forth the cash and non-cash compensation paid by the Company to the Company’s chief executive officer and chief financial officer and each of the other persons who served as an executive officer of the Company during all or a portion of 2006 (collectively, the “Named Executive Officers”).

Compensation of Executive Officers

The following table provides certain summary information concerning the compensation paid or accrued by us and our subsidiaries, to or on behalf of our Chief Executive Officer. Other than as set forth in the table, no executive officer’s cash salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the value of restricted shares issued in lieu of cash compensation and certain other compensation, if any, whether paid or deferred:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonquali-fied Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Wade R. Bradley (1) Chief Executive Officer	2006	40,000	0.00	0.00	63,216	0.00	0.00	1,000 (4)	104,216
Jay S. Potter (1) Chairman of the Board, Former Interim Chief Executive Officer	2006	50,000	0.00	0.00	0.00	0.00	0.00	0.00	50,000
Gaylord Karren (1) Former Chief Executive Officer and Former Chairman of the Board	2006	53,250	0.00	0.00	30,640	0.00	0.00	146,550 (2)	224,890
John Hopkins Former President	2006	72,250	0.00	0.00	20,707	0.00	0.00	71,710 (3)	153,457
Doug Kindred Senior Vice President, Manufacturing	2006	120,000	0.00	0.00	0.00	0.00	0.00	8,884 (4)	128,884
Larry Earle Senior Vice President, Live Processing	2006	120,000	0.00	0.00	0.00	0.00	0.00	5,351 (4)	125,351
James Thatcher Senior Vice President, Consumer Products	2006	120,000	0.00	0.00	0.00	0.00	0.00	5,000 (4)	125,000
Joe Stapley Senior Vice President, Investor Relations	2006	120,000	0.00	0.00	0.00	0.00	0.00	3,920 (4)	123,920

(1)

In May 2006, Mr. Karren resigned from all of his positions with the Company. Mr. Potter, a member of the Board of Directors, agreed to act as interim Chief Executive Officer until a permanent CEO was retained. In October 2006, the Company hired Mr. Bradley to serve as Chief Executive Officer.

(2)

Pursuant to Mr. Karren’s resignation the Company agreed to pay a severance of $138,000 that was paid over six months. The last payment to Mr. Karren was in December 2006. Amounts also include a $3,000 entertainment allowance and car allowance of $5,500.

(3)

Pursuant to Mr. Hopkins’ resignation the Company agreed to pay a severance of $138,000 that was paid over six months. The Company still owed $80,500 to Mr. Hopkins at December 31, 2006. Amounts also include a $3,000 entertainment allowance and car allowances of $11,210.

(4)	Other Compensation includes amounts paid for a car allowance.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information regarding stock options and restricted stock held by the Company’s Named Executive Officers at December 31, 2006.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Wade R. Bradley (1)	-	500,000	-	1.30	11/6/2016
Jay S. Potter (2) Interim Chairman of the Board	30,000 20,000 20,000 20,000 10,000 10,000 10,000 10,000 10,000 5,000 5,000	-	-	2.50 0.01 0.01 0.50 1.00 1.50 2.00 2.50 3.00 4.00 5.00	11/15/2007 1/15/2010 2/1/2010 2/15/2010 3/1/2010 3/15/2010 4/1/2010 4/15/2010 5/1/2010 5/15/2010 6/1/2010
Gaylord Karren (2) Former CEO and Founder	25,000	-	-	2.10	5/25/2010
Doug Kindred (2) Senior Vice President, Manufacturing	150,000 150,000	-	25,000	0.01 1.50 3.50	1/2/2008 1/2/2008 5/27/2015
Joseph Stapley (2) Senior Vice President, Investor Relations		-	25,000	3.50	5/27/2015
Larry Earle (2) Senior Vice President, Live Processing	75,000	-	25,000	0.01 3.50	6/1/2015 5/27/2015

John Hopkins (2) Former President & Founder	25,000	-	-	1.80	7/25/2010

(1)	Mr. Bradley’s options vest over a term of three years. See below under Employment Agreements.

(2)	All outstanding options are fully vested.

Employment Agreements

As of December 31, 2006, the Company was a party to employment agreements with four executives (the “Agreements”). We entered into all of these agreements during the second quarter of 2005, with the exception of Wade Bradley, whose agreement we entered into in November 2006. All employment agreements, except for the agreement with Mr. Bradley, have expired.

Employment Agreements with Mr. Kindred, Mr. Earle and Mr. Stapley

The following is a summary of employment agreements with Douglas Kindred, Larry Earle and Joseph Stapley. All of the agreements were for a two-year term and allowed for the employees to share in bonus and profit sharing plans if we established any such plans in the future. The agreements provided for a base salary of $120,000 per year. The agreements also provided for severance payments upon termination for any reason other than “cause,” as defined in the agreements. The amount of severance was equal to the aggregate base salary payments for a period of the longer of the remainder of the term of the agreement or 24 months from the date of termination.

Employment Agreement, Option Agreement, and Escrow Agreement with Mr. Bradley

In connection with the appointment of Wade R. Bradley as Chief Executive Officer and President, on October 24, 2006, Mr. Bradley and the Company entered into an employment agreement, a copy of which was filed as Exhibit 10.1 to a Current Report on Form 8-K the Company filed with the SEC dated October 30, 2006.  Mr. Bradley agreed to begin working for the Company on a date determined by him but in no event later than November 6, 2006 (the “Effective Date”).

The material terms of the agreement include the following:

1. Appointment. Beginning on the Effective Date, Mr. Bradley will serve as President and Chief Executive Officer of the Company. The Company’s Board of Directors (the “Board”) is obligated to nominate him to serve on the Board. Subject to shareholder elections, he will serve on the Board through the term of his employment, with no additional compensation for services as a director.

2. Base Salary. Mr. Bradley’s initial base salary will be $240,000 per year. The Board may increase his base salary from time to time.

3. Annual Bonuses. Beginning with the Company’s fiscal year which commences on January 1, 2007, Mr. Bradley is entitled to receive a bonus of up to 30% of his base salary ($72,000), upon the achievement of annual performance benchmarks, to be set by the Board from time to time in advance of each fiscal year.

4. Inducement Stock Option Grant. Mr. Bradley is entitled to receive stock options to purchase 500,000 shares of the Company’s common stock, which will represent approximately 2.17% of the Company’s fully diluted capital stock. The options will not constitute incentive stock options under Section 422 of the Internal Revenue Code of 1986.  The options shall vest in installments in accordance with the schedule below:

•	100,000 shares shall vest on February 6, 2007
•	100,000 shares shall vest on November 6, 2007
•	100,000 shares shall vest on November 6, 2008
•	100,000 shares shall vest on November 6, 2009
•	100,000 shares shall vest on November 6, 2010

The exercise price per option shall be equal to the closing sale price of the Company’s common stock on October 24, 2006. The number of shares subject to the options will be equitably adjusted in the event of any stock split, stock dividend, reverse stock split or other similar event. The terms and conditions of the options are included in a separate option grant agreement substantially in the form attached in an 8-K the Company filed with the SEC dated October 30, 2006 as Exhibit 10.2.

5. Standard Benefits. Mr. Bradley will be eligible to participate in the Company’s standard benefits package, on the same basis as other senior executives of the Company.

6. Vacation. Mr. Bradley will be entitled to 20 business days of paid vacation per calendar year.

7. Company Car. The Company shall reimburse Mr. Bradley for the amount required to lease an automobile of Mr. Bradley’s choice up to a maximum of $500 per month. In addition, the Company will reimburse Mr. Bradley, up to a maximum of $1,000 per year, for the following properly documented expenses related to such automobile: (i) service, (ii) maintenance, (iii) repair and (iv) excess mileage fees required by the automobile lease, if such excess mileage is the result of required business travel by Mr. Bradley on behalf of the Company.

8. Term. The employment agreement expires on the third anniversary of the Effective Date, subject to automatic renewal for a one-year term unless either party has given the other 60 days’ prior written notice.

9. Severance. Mr. Bradley will be entitled to certain severance payments and other rights if his employment is terminated: (i) by the Company without “Cause,” as that term is defined in his agreement, (ii) by Mr. Bradley for “Good Reason,” as that term is defined in his agreement, or (iii) non-renewal other than for “Cause.” In each such instance, Mr. Bradley’s severance benefits will be as follows:

• Salary. Any unpaid base salary through the date of termination.
• Vacation. Any earned but unused vacation time.
• Severance Payment. He will be entitled to an amount equal to twelve months of base salary payable over the 12-month period immediately following termination.

•      To secure the Company’s obligation to make the Severance Payment, within seven days after the Effective Date, the Company shall deposit, at its election, either (1) cash in the amount of Two Hundred Forty Thousand Dollars ($240,000) or (2) an irrevocable letter of credit with a face amount of Two Hundred Forty Thousand Dollars ($240,000), with an agreed upon escrow agent who shall hold such funds (or letter of credit) in escrow pursuant to the terms and conditions contained in the escrow agreement substantially in the form of Exhibit 10.3 in an 8-K the Company filed with the SEC dated October 30, 2006. The escrow agreement provides different scenarios upon which either the Company or Mr. Bradley shall be entitled to interest on the escrowed funds.

•      Options. All unvested options shall immediately vest and, together with the previously vested options, must be exercised during the 60 days immediately following the date of termination (and if not so exercised, all such options shall automatically and irrevocably terminate).

 10.            Additional Covenants. The employment agreement contains restrictive covenants, including anti-solicitation provisions extending one year after termination of his employment, as well as standard confidentiality obligations.

Director Compensation

The following table shows the compensation paid to our non-employee directors for the 2006 fiscal year.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1) (2)	Option Awards ($) (2)	Total ($)
Jay S. Potter	$0	$9,000	$0.00	$9,000
William J. Warwick	0	9,000	0.00	9,000

(1)	Represents for each director a grant of 10,000 restricted shares valued at $0.90 per share.

(2)	The following directors hold stock options as of December 31, 2006 covering the following number of shares of the Company’s common stock:

Jay S. Potter	150,000
William J. Warwick	0

Directors of the Company are not paid a salary. They are reimbursed for their costs incurred in attending board meetings. In addition, non-employee members of the board receive a grant of 10,000 shares of the Company’s common stock for each year of service on the board, which shares are restricted for a period of three years form the date of grant. For the year ended December 31, 2006, two directors Jay Potter and William Warwick, earned 10,000 shares each.

As of October 2007, the Board is studying director compensation. The Board has come to a preliminary conclusion, based on a study from the compensation consultants, that the directors should receive a total package of $30,000 per year, in a combination of cash fees and equity, beginning in 2008. The details have not been determined.

The Company’s Certificate of Incorporation adopts the provisions of the Delaware General Corporation Law (the “DGCL”) providing that no member of the Company’s Board of Directors shall be personally liable to the Company or its stockholders for monetary damages for any breach of fiduciary duty as a director, except liability for (i) any breach of the director’s duty of loyalty to this corporation or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) actions under Section 174 of the Act, or (iv) any transaction from which a director derived an improper personal benefit.

The Company’s Bylaws provide that the Company shall indemnify a director who was successful, on the merits or otherwise, in the defense of any proceeding, or in the defense of any claim, issue, or matter in the proceeding, to which he or she was a party because he or she is or was a director of the Company, against reasonable expenses, including attorneys’ fees, incurred by him or her in connection with the proceeding or claim with respect to which he or she has been successful. In addition, the Bylaws include a provision that the Company shall indemnify any individual made a party to a proceeding because he or she is or was a director of the Company, against liability incurred in the proceeding, but only if a determination has been made that the director met the following standards of conduct: he conducted himself in good faith; and he reasonably believed that his conduct was in, or not opposed to, the Company’s best interests; and in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. However the Company shall not indemnify a director under this provision in connection with a proceeding by or in the right of the Company in which the director was adjudged liable to the Company; or in connection with any other proceeding charging improper personal benefit to him, whether or not involving action in his official capacity, in which he was adjudged liable on the basis that personal benefit was improperly received by him. The Bylaws also provide for the advancement of expenses with respect to any such action.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following are certain transactions during the year ended December 31, 2006, involving our officers, directors and shareholders owning more than 10% of our outstanding stock. We believe that the terms of these transactions are at least as favorable to us as we would expect to negotiate with unrelated third parties.

Sale of Products to Affiliates of Shareholders

Sales to Water Science - Water Science, LLC, which has exclusive rights to sell our products in South America and Mexico, is a major shareholder of the Company and its managing member, Peter Ullrich, is currently on our board of directors. Water Science may purchase machinery from the Company at cost plus 25 percent. During the year ended December 31, 2006, the Company sold four large water generators, one small water generator and related parts to Water Science for $660,141. The Company also sold approximately $239,419 in products to an entity related to Water Science. In connection with the sales of the machines and products, the Company has recorded approximately $219,479 in accounts receivable at December 31, 2006. The Company sold two small water generators to Water Science for $34,164 during the year ended December 31, 2005. During the six months ended June 30, 2007, the Company sold approximately $309,234 in products and services related to the installation and maintenance of machines to Water Science. During the six months ended June 30, 2006, the Company sold approximately $708,219 in products to an entity related to Water Science. Further, the Company has received and recorded $697,500 in advance deposits from Water Science on machine orders at June 30, 2007. In connection with the sales of the machines and products, the Company has recorded approximately $201,175 in accounts receivable at June 30, 2007.

Pursuant to the Amended and Restated Exclusive License and Distribution Agreement, certain terms in the original Exclusive License and Distribution Agreement between Water Science and us on or about September 19, 2005, were clarified, specifically with respect to what products and technology is intended to be covered by the License Agreement, and to specify the initial pricing with respect to such products.

Licensing Fee – In September 2006, the Company received $1,000,000 in exchange for providing Water Science exclusive licensing and distribution rights for a five-year term for a specified market area. The agreement provides termination rights by Water Sciences and a pro rata refund of the fee. The Company recognizes the fee on a pro rata basis over the life of the agreement. The Company recognized $100,000 for the six months ended June 30, 2007.

Sales to Zerorez - During the year ended December 31, 2006, we sold our products to Zerorez Franchising Systems, Inc. (“Zerorez”), a Nevada Corporation in which Gaylord Karren and John Hopkins, former officers of the Company, are beneficial owners. These sales to affiliates represented approximately 1% and 15% of our revenue during the fiscal years ended December 31, 2006 and 2005, respectively.

Amended Licensing Agreement with Zerorez – On January 10, 2007, the Company entered into an Amended and Restated License Agreement (the “Amended License Agreement”) with Zerorez Franchising Systems, Inc., a Nevada corporation (“Zerorez”). Zerorez is an affiliated entity having similar shareholders and who was founded by the same individuals who founded the Company. John Hopkins, William Warwick and Jay Potter are shareholders of Zerorez. Mr. Hopkins is also a board member and franchisee of Zerorez. Until January 2007, Mr. Hopkins was a director of the Company. Messrs. Warwick and Potter are directors of the Company. The Company has had a license agreement with Zerorez since March 2001, as disclosed in the Company’s previous reports as filed with the SEC. As revised, the Amended License Agreement provides a licensing arrangement whereby Zerorez and its franchisees may use the Company’s equipment and technology to produce electrolyzed fluids for use in carpet cleaning and related applications, at rates that are set forth in the agreement. The Amended License Agreement has a term of five years with automatic renewal clauses for three additional five-year terms. Generally, neither party may terminate the agreement unless there is a breach by, or consent from, the other party. During the six months ended June 30, 2007, Zerorez paid $0 to the Company under the agreement.

The Company provided financing for equipment to Zerorez franchisees, which are related party entities. These transactions were recorded through Equilease, Inc., a wholly owned subsidiary of the Company. During September 2006, Equilease was sold to EOWORP, L.L.C. (“EOWORP”), a related party, for the cash value of the notes receivable. EOWORP is a shareholder of the Company and its partners were involved in the management of the Company.

Integra and Nexcore - In 2004, the Company engaged Integra Management (“Integra”) to assist the Company in its investor relations and other public market related activities. The Company paid $15,000 and $61,876 to Integra in consulting fees for the years ended December 31, 2006 and 2005, respectively. The Company also issued Integra warrants to purchase 120,000 shares of common stock at exercise prices ranging from $0.01 per share to $5.00 per share during 2005. The Company also engaged Nexcore Capital (“Nexcore”) as its placement agent for two private placement offerings in 2005. The Company paid $0 and $724,513 to Nexcore in placement fees for the years ended December 31, 2006 and 2005, respectively. The Company issued warrants to purchase 73,800 and 78,885 shares to Nexcore in connection with the private placement offerings. The warrants have an exercise price of $5.00 and $5.50 per share respectively. Both companies, Integra and Nexcore, are controlled by Jay Potter, who serves as the Interim Chairman of the Board of EAU.

Senior Note Payable – In September 2005, the Company sold a senior convertible note to Water Science in exchange for $3,000,000. Due to the discount of this note and the beneficial conversion feature, the Company has recognized $1,000,000 in interest expense and has recorded a gain of approximately $714,404 in the change of the derivative liability to fair market value for the year ended December 31, 2006. The Company recorded a loss of approximately $2,353,716 in the change of the derivative liability to fair market value for the year ended December 31, 2005. For the six months ended June 30, 2007, the Company recognized $45,000 in interest expense related to the Senior Note. The Company also recognized $500,000 in interest expense due to the discount of this note and the beneficial conversation feature.

Refinancing Transaction with Water Science - On May 9, 2007, Peter F. Ullrich, a director, and Water Science LLC (“WS”), shareholders of EAU Technologies, Inc., entered into an agreement (the “Termination Agreement”) for the cancellation and reissuance of existing warrants held by WS (“Original Warrants”) to purchase a total of 8.4 million shares of the Company’s common stock. In the Termination Agreement, the parties agreed as follows:

•	The Original Warrants were cancelled.
•

The Company granted to WS replacement warrants (“Replacement Warrants”) to purchase a total of 8.4 million shares of common stock at an exercise price of $1.30 per share, with an expiration date of May 9, 2010.

•

The Company has a right (“Put Right”) to require WS to exercise one of the Replacement Warrants for up to 3,230,769 shares. The Company may exercise the Put Right from time to time, but not more often than once per month.

•	The warrant shares are subject to an amended registration rights agreement.

In April 2007, Water Science advanced $1,000,000 to the Company. In June 2007, Water Science advanced $500,000 to the Company. In August, Water Science advanced $500,000 to the Company. In October 2007, Water Science exercised 1,538,463 warrants to purchase shares of common stock. The advances were used to purchase the shares. In October 2007, Water Science advanced $500,000 to the Company. The advances are expected to be paid back by the exercise of warrants by Water Science.

Pursuant to the registration rights agreement, we agreed to register with the Securities and Exchange Commission all of the shares purchased by Water Science, all of the shares underlying the warrants, and all shares issuable upon conversion of the note held by Water Science.

The Company could be required to pay $270,000 in interest expenses related to the convertible note, which would leave the Company with net proceeds of $2,730,000. Comparing the payments required ($270,000) plus the total discount of the note, excluding interest to Water Science ($350,000 – see below) with the net proceeds ($2,730,000) this represents approximately 23%, or 8% averaged over the life of the note.

The following table describes additional amounts that the Company has paid in connection with financing agreements with Mr. Ullrich or Water Sciences.

Transaction	Amount paid	Entity	Comment
May 2006 financing/warrants	$248,030	SunTrust Robinson Humphrey	Placement agent fees
October 2006 financing/shares	$30,000	SunTrust Robinson Humphrey	Placement agent fees

In the sale of the convertible note to Water Science, the Company received gross proceeds of $3,000,000. If the note is not converted the Company would be required to pay $3,000,000, plus $270,000 in interest to Water Science. During 2006, Leo Montgomery was an Advisory Director with SunTrust Robinson Humphrey.

The following table is a summary of equity transactions with Mr. Peter F. Ullrich.

Date	Transaction	Number of shares issued or issuable
9/16/2005	Convertible Debt Sale	1,000,000
5/1/2006	Shares Purchased	1,600,000
10/27/06	Shares Purchased	1,153,846
01/10/07	Shares Purchased	1,153,846
05/09/07	Warrants re-issued	8,400,000

9/16/2006	Convertible Debt Sale	2,000,000
	The Company issued these warrants at the time of the convertible debt sale, but has since cancelled all of these.

5/1/2006	Shares Purchased	6,400,000
	The Company issued these warrants at the time of this financing transaction, but has since cancelled all of these.

Consulting Arrangement with Mr. Montgomery – the Company has a consulting agreement with JL Montgomery Consulting, LLC, a consulting practice owned by Leo Montgomery. Under the agreement, in April 2006, Mr. Montgomery received a warrant to purchase 500,000 shares of common stock at $2.76 per share, to expire at the end of five years. In October 2007, the warrant was amended to expire in ten rather than five years. This agreement also provides for consulting fees in a monthly amount to be negotiated after the Company achieves two consecutive quarters of positive EBITDA. As the Company has not achieved this milestone, no fees have been payable to date.

Consulting Management with Mr. Hellman – Mr. Hellman has a consulting agreement with the Company. Under the agreement, Mr. Hellman has been paid $14,625 in consulting fees in 2007 and will be paid an additional $4,875 upon the completion of a pending project.

Escrow Arrangement with Chief Executive Officer – In October 2006, the Company entered into an escrow agreement with the Chief Executive Officer. Pursuant to the escrow agreement, to secure the Company’s obligation to make the Severance Payment, the Company is required to deposit, at its election, either (1) cash in the amount of $240,000 or (2) an irrevocable letter of credit with a face amount of $240,000, with an agreed upon escrow agent who shall hold such funds (or letter of credit) in escrow. In January 2007, the Company elected to deposit $240,000 in cash with an escrow agent. The escrow agreement provides different scenarios upon which either the Company or the Chief Executive Officer shall be entitled to interest on the escrowed funds.

The Company has adopted a Statement of Policy with Respect to Related Party Transactions. The Policy states that any related party transaction, as defined in the Policy, shall be consummated or shall continue only if the Board of Directors or a committee of the Board shall approve or ratify such transaction, or the transaction involves either compensation approved by the Company’s Compensation Committee or compensation of directors. The Policy defines the term “related party transaction” in a manner consistent with SEC regulations at Item 404(a) of Regulation S-B. The Board of Directors has determined that the Audit Committee is generally the appropriate body to review and authorize related party transactions. In reviewing and considering related party transactions, the Policy states that the Audit Committee shall examine all factors it deems relevant including, among other things, the business purpose of the transaction, the terms of the transaction and issues related to the Company’s code of conduct and governance matters.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

Independent Public Accountants

The Audit Committee selected HJ & Associates, LLC to audit the financial statements of the Company for the fiscal year ended December 31, 2006. It is expected that a representative of HJ & Associates, LLC will be present at the Meeting to respond to any appropriate questions and to make a statement on behalf of his or her firm, if such representative so desires.

Audit Fees

The following table shows the audit fees schedule for the fiscal years ending December 31, 2006 and 2005, for professional services rendered for both audit firms engaged to audit our annual financial statements and their reviews of the financial statements included in our Form 10-KSB.

HJ & Associates

2006	2005
Audit Fees	$44,233.00	$25,000.00

Audit-Related Fees

HJ did not bill us for any audit-related fees in connection with its audit of our financial statements for the fiscal years ended December 31, 2006.

Financial Information Systems Design and Implementations Fees

For the fiscal years ended December 31, 2006 and December 31, 2005, HJ & Associates did not bill us for, nor performed, any financial information systems design or implementation. For the fiscal years ended December 31, 2006 and December 31, 2005, we were not billed for professional services from any other accounting firm for information systems design or implementation.

Tax Fees

HJ & Associates did not bill us for any professional services rendered for tax related services for the fiscal years ended December 31, 2006 or 2005.

All Other Fees

We were not billed for any other professional services by HJ & Associates for the fiscal years ended December 31, 2006 and December 31, 2005.

Policy on Pre-Approval of Independent Auditor Services

The Audit Committee has adopted a written policy providing guidelines and procedures for the pre-approval of all audit and permissible non-audit services provided by the Company’s independent auditors. This policy contemplates that the independent auditors will provide to the Audit Committee a proposed engagement letter and an audit service fee proposal during the first quarter of each of the Company’s fiscal years with a target of approving an engagement letter and appointing an independent auditor for the audit of the Company’s financial statements as of and for the year ended during such fiscal year prior to the review by the Company’s independent auditor of the Company’s financial statements for the Company’s first quarter. For non-audit services, Company’s management is expected to submit to the Committee for approval a list of non-audit services that it recommends that the Committee engage the independent auditor to provide for the fiscal year, together with a budget estimating non-audit service spending for the fiscal year. The Committee must approve both the engagement of the auditor to provide the non-audit services and the budget for such services prior to commencing the engagement. To ensure prompt handling of unexpected matters, the Audit Committee has delegated to its Chair the authority to amend or modify the list of approved permissible non-audit services and fees. The Audit Committee approved all of the audit, audit related and tax services of the Company’s principal accountant described in the preceding paragraphs.

Auditor Independence

Our Board of Directors considers that the work done for us in the year ended December 31, 2006 by HJ & Associates, LLC is compatible with maintaining HJ & Associates, LLC’s independence.

Auditor’s Time on Task

All of the work expended by HJ & Associates, LLC on our December 31, 2006 audit was attributed to work performed by HJ & Associates, LLC’s full-time, permanent employees.

HOUSEHOLDING

Stockholders who share the same last name and address may receive only one copy of our annual report and proxy statement, unless we receive contrary instructions from any stockholder at that address. This is referred to as “householding.” If you prefer to receive multiple copies of the annual report and proxy statement at the same address, additional copies will be provided to you promptly upon written or oral request, and if you are receiving multiple copies of the annual report and proxy statement, you may request that you receive only one copy. All communications should be directed to Vice President Investor Relations, EAU Technologies, Inc., 1890 Cobb International Blvd., Suite A, Kennesaw, Georgia 30152, (678) 388-9492.

STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING OF STOCKHOLDERS

Stockholder proposals to be presented at the 2008 Annual Meeting of Stockholders of the Company must be received at the Company’s executive offices at 1890 Cobb International Blvd., Suite A, Kennesaw, Georgia 30152, addressed to the attention of the Secretary, by July 8, 2008, in order to be included in the proxy statement and form of proxy relating to such meeting. Appropriate proposals of stockholders intended to be presented at the Company’s 2008 annual meeting without inclusion in the Company’s proxy statement must be received by the Company, at the above address and attention, by September 21, 2008 in order to be considered timely. If such stockholder proposals are not timely received, proxy holders will have discretionary voting authority with regard to any such stockholder proposals that may come before the 2008 Annual Meeting. If the date of the next annual meeting is advanced or delayed by more than 30 calendar days from the date of the annual meeting to which this Proxy Statement relates, the Company shall, in a timely manner, inform its stockholders of the change, and the date by which proposals of stockholders must be received.

ANNUAL REPORT

The Company’s 2006 Annual Report on Form 10-KSB is concurrently being mailed to stockholders. The Annual Report contains consolidated financial statements of the Company and the report thereon of HJ & Associates, LLC, independent public accountants. The Company will provide a copy of the Form 10-KSB, free of charge, to any stockholder who sends a request to: Chief Financial Officer, 1890 Cobb International Blvd., Suite A, Kennesaw, Georgia 30152.

By Order of the Board of Directors

Wade R. Bradley,

President and Chief Executive Officer

November 5, 2007

ANNEX A

EAU TECHNOLOGIES, INC.

2007 STOCK INCENTIVE PLAN

SECTION 1

GENERAL

1.1  Purpose. The EAU Technologies, Inc. 2007 Stock Incentive Plan (the “Plan”) has been established by EAU Technologies, Inc. (the “Company”) to promote the interests of the Company and the stockholders of the Company by providing directors, executive officers and other employees of, and consultants and advisors to, the Company with appropriate incentives and rewards to encourage them to acquire a proprietary interest in the long-term success of the Company, as well as to reward the performance of these individuals in fulfilling their personal responsibilities for long-range and annual achievements. The Plan provides for the grant, in the sole discretion of the Committee, as defined below, of options (including “incentive stock options” and “nonqualified stock options”), stock appreciation rights, restricted stock and other stock- based awards.

1.2  Definitions. Capitalized terms in the Plan shall be defined as set forth below:

In addition to the other definitions contained herein, the following definitions shall apply:

(a)        Affiliated Company. The term “Affiliated Company” means any company controlled by, controlling or under common control with the Company.

(b)        Award. The term “Award” shall mean any award or benefit granted under the Plan, including, without limitation, Options, SARs, Restricted Stock and Other Stock-Based Awards.

(c)        Award Agreement. The term “Award Agreement” means a written employment, consulting or similar agreement between a Grantee and the Company or a written Award grant agreement under the Plan.

(d)        Board. The term “Board” shall mean the Board of Directors of the Company.

(e)        Cause. The term “Cause” means, unless otherwise provided by the Committee, (1) “Cause” as defined in any Award Agreement to which the Grantee is a party, or (2) if there is no such Award Agreement or if it does not define Cause: (A) conviction of the Grantee for committing a felony under federal law or the law of the state in which such action occurred, (B) dishonesty in the course of fulfilling the Grantee’s directorial, employment, consulting or advisory duties or (C) willful and deliberate failure on the part of the Grantee to perform the Grantee’s directorial, employment, consulting or advisory duties in any material respect. The Committee shall, unless otherwise provided in an Award Agreement with a Grantee, have the sole discretion to determine whether “Cause” exists, and its determination shall be final.

(f)        Change in Control. The term “Change in Control” shall mean: (1) the acquisition (other than from the Company) in one or more transactions by any Person, as defined below, of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of 50% or more of (A) the then outstanding shares of common stock of the Company, or (B) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the “Company Voting Securities”); (2) the closing of a sale or other conveyance of all or substantially all of the assets of the Company; or (3) the effective time of any merger, share exchange, consolidation, or other business combination involving the Company if immediately after such transaction persons who hold a majority of the outstanding voting securities entitled to vote generally in the election of directors of the surviving entity (or the entity owning 100% of such surviving entity) are not persons who, immediately prior to such transaction, held the Company Voting Securities.  For purposes of this definition, a “Person” means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, other than employee benefit plans sponsored or maintained by the Company; provided that for purposes of the Change of Control definition, Person shall not include any party named in a Schedule 13D with respect to the Company’s securities filed on or before the Effective Date of this Plan.

(g)        Code. The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

(h)        Committee. The term “Committee” means the committee of the Board described in Section 3 hereof and any sub-committee established by such Committee pursuant to Section 2.3.

(i)        [omitted]

(j)        Eligible Grantee. The term “Eligible Grantee” shall mean any director, executive officer or employee of, or consultant or advisor to, the Company or a Subsidiary, as determined by the Committee in its sole discretion. Anything in the Plan to the contrary notwithstanding, a consultant or advisor may only be determined to be an Eligible Grantee if (i) he or she is a natural person, (ii) he or she provides bona fide services to the Company or a Subsidiary, (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and (iv) the services do not directly or indirectly promote or maintain a market for the Company’s securities.

(k)        Fair Market Value. For purposes of determining the “Fair Market Value” of a share of Stock as of any date, the “Fair Market Value” as of that date shall be (i) the closing sale price on the immediately preceding business day of a share of Stock as reported on the principal securities exchange on which shares of Stock are then listed or admitted to trading, or (ii) if not so reported, “Fair Market Value” shall be determined by the Committee in good faith and pursuant to a reasonable application of a reasonable valuation method in accordance with the relevant provisions of Section 409A of the Code.

(l)         Grantee. The term “Grantee” means a director, executive officer or employee of, or consultant or advisor to, the Company or a Subsidiary who has been granted an Award under the Plan.

(m)         ISO. The term “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

(n)         NQSO. The term “NQSO” means any Option that is not designated as an ISO, or which is designated by the Committee as an ISO but which subsequently fails or ceases to qualify as an ISO.

(o)         Option. The term “Option” means a right, granted to an Eligible Grantee under Section 4.2(a), to purchase shares of Stock. An Option may be either an ISO or an NQSO.

(q)         Other Stock-Based Award. The term “Other Stock-Based Award” means a right or other interest granted to an Eligible Grantee under Section 4.2(e) of the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, including but not limited to (i) unrestricted Stock awarded as a bonus or upon the attainment of performance goals or otherwise as permitted under the Plan, and (ii) a right granted to an Eligible Grantee to acquire Stock from the Company containing terms and conditions prescribed by the Committee.

(r)        [omitted]

(s)         Restricted Stock. The term “Restricted Stock” means an Award of shares of Stock to an Eligible Grantee under Section 4.2(c) that may be subject to certain restrictions and to a risk of forfeiture. Stock issued upon the exercise of Options or SARs is not “Restricted Stock” for purposes of the plan, even if subject to post-issuance transfer restrictions or forfeiture conditions. When Restricted Stock vests, it ceases to be “Restricted Stock” for purposes of the Plan.

(t)        [omitted]

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(u)         Rule 16b-3. The term “Rule 16b-3” means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended, including any successor to such Rule.

(v)         Stock. The term “Stock” means shares of the common stock, par value $0.0001 per share, of the Company.

(w)         Stock Appreciation Right or SAR. The term “Stock Appreciation Right” or “SAR” means the right, granted to an Eligible Grantee under Section 4.2(b), to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right.

(x)        Subsidiary. The term “Subsidiary” means any present or future subsidiary corporation of the Company within the meaning of Section 424(f) of the Code, and any present or future business venture designated by the Committee in which the Company has a significant interest, including, without limitation, any subsidiary corporation in which the Company has at least a 80% ownership interest, as determined in the discretion of the Committee.

SECTION 2

ADMINISTRATION

2.1       Committee. The authority to manage the operation of and administer the Plan shall be vested in a committee (the “Committee”) in accordance with this Section 2. The Committee shall be selected by the Board, and shall consist solely of two or more members of the Board who are non-employee directors within the meaning of Rule 16b-3 and are outside directors within the meaning of Code Section 162(m). Unless otherwise determined by the Board, the Company’s Compensation Committee shall be designated as the “Committee” hereunder.

2.2       Powers of Committee. The Committee’s administration of the Plan shall be subject to the following:

(a)        Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Grantees those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, and to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards.

(b)        The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)        Any interpretation of the Plan by the Committee and any decision made by it under the Plan are final and binding on all persons.

(d)        In managing the operation of and administering the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and by-laws of the Company, and applicable state corporate law.

(e)        Subject to Section 3.2 hereof, neither the Board, the Committee nor their respective delegates shall have the authority to (i) reprice (or cancel and regrant) any Option, SAR or, if applicable, other Award at a lower exercise, base or purchase price without first obtaining the approval of the Company’s stockholders, (ii) take any other action (whether in the form of an amendment, cancellation or replacement grant, or a cash-out of underwater options) that has the effect of repricing an Option, SAR or other Award, or (iii) grant any Option, SAR or other Award that contains a so-called “reload” feature under which additional Options, SARs or other Awards are granted automatically to the Grantee upon exercise of the original Option, SAR or Award.

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(f)        Anything in the Plan to the contrary notwithstanding, the Committee’s authority to modify outstanding Awards shall be limited to the extent necessary so that the existence of such authority does not (i) cause an Award that is not otherwise deferred compensation subject to Section 409A of the Code to become deferred compensation subject to Section 409A of the Code or (ii) cause an Award that is otherwise deferred compensation subject to Section 409A of the Code to fail to meet the requirements prescribed by Section 409A of the Code.

(g)        Anything in the Plan to the contrary notwithstanding, neither the Board nor the Committee may accelerate the payment or vesting of any Option, SAR or other Award except in the event of death, disability, retirement or a Change in Control.

2.3       Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members, including without limitation, the power to designate Grantees hereunder and determine the amount, timing and terms of Awards hereunder. Any such allocation or delegation may be revoked by the Committee at any time.

2.4       Information to be Furnished to Committee. The Company and its Subsidiaries and Affiliated Companies shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries and Affiliated Companies as to an employee’s or Grantee’s service or employment, termination of employment, cessation of service, leave of absence, reemployment and compensation shall be conclusive unless the Committee determines such records to be incorrect. Grantees and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

2.5       Indemnification. Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification or elimination of liability to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

SECTION 3

STOCK SUBJECT TO PLAN

3.1         Shares Available for Awards; Individual Limitations. Subject to the adjustments described below, the maximum number of shares of Stock reserved for the grant of Awards under the Plan shall be 2,250,000 shares of Stock. Up to 2,250,000 shares of Stock may be issued in the aggregate pursuant to Options, which may be either ISOs or NQSOs, and SARs. No more than 500,000 shares of Stock may be made subject to Awards granted to an individual in a single calendar year. Shares of Stock issuable hereunder may, in whole or in part, be authorized but unissued shares or shares of Stock that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares of Stock subject to an Award are forfeited or cancelled, or if an Award terminates or expires without a distribution of shares to the Grantee, the shares of Stock with respect to such Award shall, to the extent of any such forfeiture or cancellation, again be available for Awards under the Plan; provided, however, that with respect to SARs that are settled in Stock, the aggregate number of shares of Stock subject to the SAR grant shall be counted against the shares available for issuance under the Plan as one share for every share subject thereto, regardless of the number of shares used to settle the SAR upon exercise. Shares of Stock shall not again be available if such shares are surrendered or withheld as payment of either the exercise price of an Award and/or withholding taxes in respect of an Award. Awards that are settled solely in cash shall not reduce the number of shares of Stock available for Awards. Upon the exercise of any Award granted in tandem with any Award

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pursuant to Section 4.2(b)(i), such related Awards shall be cancelled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan.

3.2         Adjustments for Changes in Capitalization. If the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination, subdivision or similar transaction, or if the Company makes an extraordinary dividend or distribution to its stockholders (including without limitation to implement a spinoff) (each, a “Corporate Transaction”) then, subject to any required action by the stockholders of the Company, the number and kind of shares of Stock available under the Plan or subject to any limit or maximum hereunder shall automatically be proportionately adjusted, with no action required on the part of the Committee or otherwise. Subject to any required action by the stockholders, the number and kind of shares covered by each outstanding Award, and the price per share in each such Award, to the extent applicable, shall be automatically proportionately adjusted for any increase or decrease in the number of issued shares of the Company resulting from a Corporate Transaction to the extent necessary to prevent dilution or enlargement of the rights of Grantees under the Plan.

3.3        Certain Mergers and Other Extraordinary Events. If the Company merges or consolidates with another corporation, whether or not the Company is a surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets while unexercised Options or other Awards remain outstanding under the plan, (A) subject to the provisions of clause (C) below, after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option or other Award shall be entitled, upon exercise of that Option or Award or in place of it, as the case may be, to receive, at the option of the Committee and in lieu of shares of Stock, (i) the number and class or classes of shares of stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of shares of Stock equal to the number of shares of Stock as to which that Option may be exercised or are subject to the Award or (ii) shares of stock of the company that is the surviving corporation in such merger, consolidation, liquidation, sale or other disposition having a value, as of the date of payment under (i) above, as determined by the Committee in its sole discretion, equal to the value of the shares of stock or other securities or property otherwise payable under (i) above; (B) if Options or other Awards have not already become exercisable or vested under Section 4.2(g) hereof, the Committee may waive any limitations set forth in or imposed pursuant to the Plan so that all Options or other Awards, from and after a date prior to the effective date of that merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Committee, shall be exercisable in full and/or fully vested; and (C) all outstanding Options or SARs may be cancelled by the Committee as of the effective date of any merger, consolidation, liquidation, sale or other disposition, provided that any such cancellation pursuant to this Section 3.3 shall be contingent upon the payment to the affected Grantees, in the case of an in-the-money Option or SAR, cash, property or a combination thereof having an aggregate value equal to the excess of the value of the per-share amount of consideration paid pursuant to the merger, consolidation, liquidation, sale or other disposition, as the case may be, giving rise to such cancellation, over the exercise price of such Option or SAR multiplied by the number of shares of Stock subject to the Option or SAR. Any adjustments pursuant to this Section 3.3 shall be made by the Committee in its sole discretion, and its determination in that respect shall be final, binding and conclusive, regardless of whether or not any such adjustment shall have the result of causing an ISO to cease to qualify as an ISO.

3.4       Limitation on Grantees’ Rights. Except as hereinbefore expressly provided in this Section 3, a Grantee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Award, unless the Committee shall otherwise determine.

3.5       Company Right and Power. The grant of any Award pursuant to the Plan shall not affect in any way the right or power of the Company (A) to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, (B) to merge or consolidate, (C) to dissolve, liquidate, sell, or transfer all or any part of

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its business or assets or (D) to issue any bonds, debentures, or preferred or other preference stock ahead of or affecting the Stock.

3.6       Fractional Shares. Notwithstanding anything contained in this Section 3, if any action described in this Section 3 results in a fractional share for any Grantee under any Award hereunder, such fraction shall be completely disregarded and the Grantee shall only be entitled to the whole number of shares resulting from such adjustment. All adjustments made by the Committee to effect the terms of this Section 3 shall be final, conclusive and binding upon the holders of Options, SARS and other Awards.

SECTION 4

AWARDS

4.1         General. The term of each Award shall be for such period as may be determined by the Committee, subject to the limitations set forth below. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or any Subsidiary of the Company upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property. In addition to the foregoing, the Committee may impose on any Award or the exercise thereof, at the date of grant, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine; provided, however, that any such terms and conditions shall not be inconsistent with Section 409A of the Code.

4.2         Types of Awards. The Committee is authorized to grant the Awards described in this Section 4.2, under such terms and conditions as deemed by the Committee to be consistent with the purposes of the Plan. Such Awards may be granted with value and payment contingent upon performance goals, as determined in the discretion of the Committee. Each Award shall be evidenced by an Award Agreement containing such terms and conditions applicable to such Award as the Committee shall determine.

(a)        Options. The Committee is authorized to grant Options to Grantees on the following terms and conditions:

(i)        Type of Award. The Award Agreement evidencing an Option shall designate the Option as either an ISO or an NQO, as determined in the discretion of the Committee. Notwithstanding the foregoing, the Committee may not designate an Option as an ISO if the Grantee is not an employee of the Company or any Subsidiary.

(ii)        Exercise Price. The exercise price of each Option granted under this Section 4.2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted; provided, however, that the exercise price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant of the Award.

(iii)        Exercise.

(A) Subject to the provisions of the Plan, Options shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee; provided, however, that no Option may be exercised more than ten years after its grant date and; provided, further, that to the extent a NQSO cannot be exercised because such exercise would violate Federal, state, or local laws, then the term of such NQSO shall be tolled for the period of time during which such exercise would violate applicable law, but not more than 30 days.

(B) Except as set forth below in Section 4.2(g) and Section 5.11, no Option granted hereunder may be exercised after the earlier of (I) the expiration of the Option, (II) in the case of an Option granted to an employee of the Company or any Subsidiary, ninety days after the severance of an Option holder’s employment with the Company or any Subsidiary, or (III) in the case of an Option granted to a director of the Company or any Subsidiary who was not also an employee of the Company or any Subsidiary at the time of grant,

6

ninety days after cessation of service as a director of the Company or any Subsidiary; provided, however, that, if the Grantee leaves the board of directors of the Company or any Subsidiary in “good standing,” such Grantee’s Option shall remain in effect, vest, become exercisable and expire as if the Grantee had remained a director of the Company or any Subsidiary; whether or not the Grantee left the board of directors of the Company or any Subsidiary in “good standing” shall be determined by the Board in its sole discretion; provided, however, that any director who serves out his/her term but does not stand for re-election at the end thereof shall be deemed to have left the board of directors of the Company or any Subsidiary in “good standing. At the time of the grant of Options, the Committee may place restrictions on the exercisability or vesting of Options that shall lapse, in whole or in part, only upon the attainment of performance goals, as determined in the discretion of the Committee.

(C) Whether an authorized leave of absence, or an absence for military or government service, constitutes (I) in the case of an employee, severance of an Option holder’s employment relationship with the Company or a Subsidiary or (II) in the case of a director, cessation of the Option holder’s service as a director of the Company or any Subsidiary will be determined by the Committee at the time of the event, in its sole discretion.

(iv)        Payment of Option Exercise Price. The payment of the exercise price of an Option granted under this Section 4 shall be subject to the following:

(A) Subject to the following provisions of this Section 4.2(a)(iv), the full exercise price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph 4.2(a)(iv)(C) payment may be made as soon as practicable after the exercise).

(B) The exercise price shall be payable in cash or by tendering (either by actual delivery of shares or by attestation) shares of Stock that are acceptable to the Committee and were valued at Fair Market Value as of the day the shares are tendered, or in any combination of cash, shares, or attested shares, as determined by the Committee.

(C) To the extent permitted by applicable law and the policies adopted from time to time by the Committee, a Grantee may elect to pay the exercise price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise.

(b)        SARs. The Committee is authorized to grant SARs to Grantees on the following terms and conditions:

(i)        In General. SARs may be granted independently or in tandem with an Option at the time of grant of the related Option. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Payment of an SAR may be made in cash, Stock, property, or a combination of the foregoing, as specified in the Award Agreement or determined in the sole discretion of the Committee. At the time of the grant of SARs, the Committee may place restrictions on the exercisability or vesting of SARs that shall lapse, in whole or in part, only upon the attainment of performance goals, as determined in the discretion of the Committee.

(ii)        Term and Exercisability of SARs. SARs shall be exercisable over the exercise period at such times and upon such conditions as the Committee may determine, as reflected in the Award Agreement; provided, however, that no SAR may be exercised more than 10 years after its grant date. Except as set forth below in Section 4.2(g) and Section 5.11, no SAR granted hereunder may be exercised after the earlier of (A) the expiration of the SAR, (B) in the case of an SAR granted to an employee of the Company or any Subsidiary, ninety days after the severance of an SAR holder’s employment with the Company or any Subsidiary, or (C) in the case of an SAR granted to a director of the Company or any Subsidiary who was not also an employee of the Company or any Subsidiary at the time of grant, ninety days after cessation of service as a director of the Company or any Subsidiary; provided, however, that, if the Grantee leaves the board of directors of the Company or any Subsidiary in “good standing,” such Grantee’s Option shall remain in effect, vest, become exercisable and expire as

7

if the Grantee had remained a director of the Company or any Subsidiary; whether or not the Grantee left the board of directors of the Company or any Subsidiary in “good standing” shall be determined by the Board in its sole discretion; provided, however, that any director who serves out his/her term but does not stand for re-election at the end thereof shall be deemed to have left the board of directors of the Company or any Subsidiary in “good standing.

(iii)        Payment. An SAR shall confer on the Grantee a right to receive an amount with respect to each share of Stock subject thereto, upon exercise thereof, equal to the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Committee may determine but in no event shall be less than the Fair Market Value of a share of Stock on the date of grant of such SAR). An SAR may be exercised by giving written notice of such exercise to the Committee or its designated agent.

(c)        Restricted Stock. The Committee is authorized to grant Restricted Stock to Grantees on the following terms and conditions:

(i)        Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. The Committee may place restrictions on Restricted Stock that shall lapse, in whole or in part, only upon the attainment of performance goals, as determined in the discretion of the Committee. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Grantee granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

(ii)        Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Grantee, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may retain physical possession of the certificate.

(iii)        Dividends. Except to the extent restricted under the applicable Award Agreement, dividends paid on Restricted Stock shall be either paid at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends. Unless otherwise determined by the Committee, Stock distributed in connection with a stock split or stock dividend, and all cash and other property distributed as a dividend, shall be subject to the transfer restrictions, forfeiture risks and vesting conditions to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(d)          [omitted]

(e)          Other Stock-Based Awards. The Committee is authorized to grant Awards to Grantees in the form of Other Stock-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. At the time of the grant of Other Stock-Based Awards, the Committee may place restrictions on the payout or vesting of Other Stock-Based Awards that shall lapse, in whole or in part, only upon the attainment of performance goals, as determined in the discretion of the Committee.

The Committee shall determine the terms and conditions of such Awards at the date of grant. Other Stock-Based Awards may not be granted with the right to receive dividend equivalent payments.

(f)          Settlement of Options and SARs. Shares of Stock delivered pursuant to the exercise of an Option or SAR shall be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable Award Agreement. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option or an SAR as the Committee determines to be desirable.

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(g)          Vesting; Additional Terms. The vesting for each Award shall be determined by the Committee. Unless the Committee determines otherwise, the date on which the Committee adopts a resolution expressly granting an Award shall be considered the day on which such Award is granted. The term of any Award granted under the Plan will not exceed ten years from the date of grant. Notwithstanding the foregoing, if before the expiration of an Option or SAR, the holder’s employment relationship with the Company or a Subsidiary terminates as a result of retirement in good standing or disability under the established rules of the Company then in effect, the Option or SAR will remain in effect, vest and be exercisable in accordance with its terms as if the holder remained an employee of the Company or Subsidiary. In the event of an Option or SAR holder’s death during the term of his or her Option or SAR, all unvested Options and SARs will vest immediately and may be exercised by the holder’s estate, or by the person to whom such right devolves from the holder by reason of his or her death, at any time within three years after the date of the holder’s death but in no event later than the original termination date of the Option or SAR. In no event may an Option or SAR be exercised after three years following the holder’s death. With respect to all other Awards, any unvested Awards shall immediately vest, and all restrictions pertaining to such other Awards shall lapse and have no further effect, upon the holder’s death or retirement in good standing or disability under the established rules of the Company then in effect. Upon the occurrence of a Change in Control, all outstanding Options and SARs shall vest and become exercisable and all other outstanding Awards shall vest and all restrictions pertaining to such other Awards shall lapse and have no further effect.

SECTION 5

OPERATION

5.1       Effective Date; Duration. The Plan shall be effective as of the date of its approval by the stockholders of the Company (the “Effective Date”). The Plan shall have a duration of ten years from the Effective Date; provided that in the event of Plan termination, the Plan shall remain in effect as long as any Awards under it are outstanding, although no further grants may be made following Plan termination.

5.2       Uncertificated Stock. Nothing contained in the Plan shall prohibit the issuance of Stock on an uncertificated basis, to the extent allowed by the Company’s Certificate of Incorporation and Bylaws, by applicable law and by the applicable rules of any stock exchange.

5.3       Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Grantee, through the surrender of shares of Stock which the Grantee already owns, or through the surrender of unrestricted shares of Stock to which the Grantee is otherwise entitled under the Plan, but only to the extent of the minimum amount required to be withheld under applicable law.

5.4       Use of Shares. Subject to the limitations on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

5.5       Transferability. Except as otherwise provided by the Committee, Options, SARs and any other unvested Awards or Awards subject to any restrictions hereunder are not transferable except as designated by the Grantee by will or by the laws of descent and distribution. Notwithstanding the foregoing, in no event may any such Award be transferred to a third party for consideration at any time.

5.6       Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Grantee or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

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5.7       Agreement With Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Grantee shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Grantee, and the Committee may, but need not, require that the Grantee shall sign a copy of such document. Such document is referred to in the Plan as an “Award Agreement” regardless of whether any Grantee signature is required.

5.8       Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

5.9       Limitation of Implied Rights.

(a)        Neither a Grantee nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Grantee shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)        The Plan does not constitute a contract of employment, and selection as a Grantee will not give any participating employee the right to be retained in the employ of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan or the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

5.10      Forfeiture; Non-Competition Agreements. Notwithstanding any other provision of the Plan, except as provided in Section 5.11 below, if the Committee finds by a majority vote that: (i) the Grantee, before or after termination of his or her employment or advisory or consulting relationship with the Company or a Subsidiary (as used in this Section 5.10, an “Employer”), or in the case of a Grantee who is a director of the Employer, before or after cessation of his or her service as a director of the Employer, for any reason, (a) committed fraud, embezzlement, theft, a felony, or proven dishonesty in the course of his or her employment or other engagement by Employer, and by such act damaged Employer, or (b) disclosed trade secrets of Employer; or (ii) the Grantee, before or after termination of his or her employment or other engagement with Employer for any reason, participated, engaged or had a financial or other interest (whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise) in any commercial endeavor in the United States competitive with the business of Employer (a) in violation of the EAU Technologies, Inc. Code of Ethics, as in effect on the date of such participation or other engagement, or (b) in such a manner that would have violated the Code of Ethics had Grantee been employed by Employer at the time of the activity in question, then any outstanding Awards which, in the case of Options or SARs, have not been exercised and, in the case of Awards other than Options or SARs, have not vested, will be forfeited. The decision of the Committee as to the nature of a Grantee’s conduct, the damage done to Employer and the extent of the Grantee’s competitive activity will be final. No decision of the Committee, however, will affect the finality of the discharge of the Grantee by Employer in any manner. The Committee may, in its discretion, include a form of non-compete, non-solicitation and/or non-disparagement agreement in any Award Agreement, and such non-compete, non-solicitation or non-disparagement agreement may be personalized, in the Committee’s discretion, to fit the circumstances of any specific Grantee.

5.11      Termination of Employment Following Change In Control. In the event that the employment of a Grantee who is an employee of the Company or a Subsidiary is terminated by the Company other than for Cause during the 24-month period following a Change in Control, all of such Grantee’s outstanding Options and SARs may thereafter be exercised by the Grantee, to the extent that such Options and SARs were exercisable as of the date of such termination of employment (a) for a period of 24 months from such date of termination or (b) until expiration of the stated term of such Option or SAR, whichever period is the shorter. The provisions of clause (ii) of Section 5.10 of the Plan shall not apply to any Grantee who incurs a termination of employment pursuant to this Section 5.11 with respect to activity after such termination of employment.

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5.12         Section 409A. It is intended that all Options and SARs granted under the Plan shall be exempt from the provisions of Section 409A of the Code and that all other Awards under the Plan, to the extent that they constitute “non-qualified deferred compensation” within the meaning of Section 409A of the Code, will comply with Section 409A of the Code (and any regulations and guidelines issued thereunder). The Plan and any Award Agreements issued hereunder may be amended in any respect deemed by the Board or the Committee to be necessary in order to preserve compliance with Section 409A of the Code.

5.14       Regulations and Other Approvals.

(a)        The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(b)        Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

(c)        In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, or regulations thereunder, and applicable state securities laws, and the Committee may require a Grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Grantee is acquired for investment only and not with a view to distribution.

(d)        With respect to persons subject to section 16 of the Securities and Exchange Act of 1934, as amended, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3.

5.15         Awards to Employees Subject to Taxation Outside of the United States. Without amending the plan, Awards may be granted to Grantees who are foreign nationals or who are employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purposes of the Plan. Such different terms and conditions may be reflected in Addenda to the Plan or in the applicable Award Agreement. However, no such different terms or conditions shall be employed if such terms or conditions constitute, or in effect result in, an increase in the aggregate number of shares which may be issued under the Plan or a change in the definition of Eligible Grantee.

SECTION 6

AMENDMENT AND TERMINATION

(a)        The Plan may be terminated or amended by the Board of Directors at any time, except that the following actions may not be taken without stockholder approval:

(i)          any increase in the number of shares that may be issued under the Plan (except by certain adjustments provided for under the Plan);

(ii)         any change in the class of persons eligible to receive ISOs under the Plan;

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(iii)         any change in the requirements of Sections 4.2(a)(ii) and 4.2(b)(iii) hereof regarding the exercise price of Options and the grant price of SARs; or

(iv)         any repricing or cancellation and regrant of any Option or, if applicable, other Award at a lower exercise, base or purchase price, whether in the form of an amendment, cancellation or replacement grant, or a cash-out of underwater options or any action that provides for Awards that contain a so-called “reload” feature under which additional Options or other Awards are granted automatically to the Grantee upon exercise of the original Option or Award.

(v)          any other amendment to the Plan that would require approval of the Company’s stockholders under applicable law, regulation or rule or stock exchange listing requirement.

Notwithstanding any of the foregoing, adjustments pursuant to Section 3 shall not be subject to the foregoing limitations of this Section 6.

(b)        Awards may not be granted under the Plan after the date of termination of the Plan, but Awards granted prior to that date shall continue to be exercisable according to their terms.

SECTION 7

GOVERNING LAW

The plan shall be governed by, and construed in accordance with, the laws of the State of Georgia, except to the extent that the General Corporation Law of the State of Delaware shall be applicable.

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EAU TECHNOLOGIES, INC.

Admission Ticket
Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on December 6, 2007.
Vote by Internet
• Log on to the Internet and go to www.investorvote.com
• Follow the steps outlined on the secured website.
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:
	For	Withhold		For	Withhold		For	Withhold
01 - Wade R. Bradley	[ ]	[ ]	02 - Karl Hellman	[ ]	[ ]	03 - Theodore C. Jacoby, Jr.	[ ]	[ ]

	For	Withhold		For	Withhold		For	Withhold
04 - J. Leo Montgomery	[ ]	[ ]	05 - Jay S. Potter	[ ]	[ ]	06 - Peter F. Ullrich	[ ]	[ ]

	For	Withhold
07 - William J. Warwick	[ ]	[ ]

		For	Against	Abstain			For	Against	Abstain
2.	APPROVAL OF THE PROPOSED 2007 STOCK INCENTIVE PLAN.	[ ]	[ ]	[ ]	3.	RATIFICATION OF THE APPOINTMENT OF HJ & ASSOCIATES, LLC AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.	[ ]	[ ]	[ ]
and in their discretion, upon such other matter or matters which may properly come before the Annual Meeting.

B Non-Voting Items

Change of Address — Please print your new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign

This Proxy should be voted, signed, and dated by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, all persons having an interest therein should sign.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED

Proxy – EAU TECHNOLOGIES, INC.

This Proxy is solicited on behalf of the Board of Directors
2007 ANNUAL MEETING OF STOCKHOLDERS
December 6, 2007

The undersigned stockholder(s) of EAU Technologies, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of 2007 Annual Meeting of Stockholders and the Proxy Statement, each dated November 5, 2007, and hereby appoints Wade R. Bradley and Brian D. Heinhold, and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2007 Annual Meeting of Stockholders of EAU Technologies, Inc., to be held on December 6, 2007, at 7:30 a.m. Eastern Time, at the Courtyard Marriott Buckhead, 3332 Peachtree Road NE, Atlanta, Georgia 30326, and at any adjournment(s) or postponement(s) thereof (the “Annual Meeting”), and to vote, as designated on the proposals below, all shares of EAU Technologies, Inc. common stock which the undersigned would be entitled to vote, if then and there personally present, on the proposals set forth on the reverse side.

The shares represented by this Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this Proxy will be voted FOR items 1, 2 and 3 above. If any other matters properly come before the Annual Meeting, the persons named in this Proxy will vote in their discretion. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the Proxies will be voted for any nominee whom shall be designated by the then present board of directors to fill the vacancy or for the balance of those nominees named without a substitute.